    As filed with the Securities and Exchange Commission on January 19, 1996

                                                 Securities Act File No. 2-10685
                                         Investment Company Act File No. 811-214
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          Pre-Effective Amendment No.                        [_]

                        Post-Effective Amendment No. 75                      [X]
                                    and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                 Amendment No.                               [X]
                       (Check Appropriate Box or Boxes)


                          SENTINEL GROUP FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)


            National Life Drive
            Montpelier, Vermont                           05604
  (Address of Principal Executive Offices)              (Zip Code)

                                (802) 229-3900
              (Registrant's Telephone Number, including Area Code)


           D. Russell Morgan, Esq.                      Copies to:
       c/o Sentinel Group Funds, Inc.             John A. MacKinnon, Esq.
            National Life Drive                        Brown & Wood
         Montpelier, Vermont 05604                One World Trade Center
  (Name and Address of Agent for Service)      New York, New York 10048-0557



IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)

             [_] immediately upon filing pursuant to paragraph (b)
             [_] on (date) pursuant to paragraph (b)
             [_] 60 days after filing pursuant to paragraph (a)(1)
             [X] on April 1, 1996 pursuant to paragraph (a)(1)
             [_] 75 days after filing pursuant to paragraph (a)(2)
             [_] on (date) pursuant to paragraph (a)(2) of Rule 485.



THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON JANUARY 12, 1996.



                               CALCULATION OF THE REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
====================================================================================================================================
     Title of Securities Being Registered        Amount Being        Proposed Maximum       Proposed Maximum         Amount of
                                                  Registered        Offering Price per     Aggregate Offering     Registration Fee
                                                                          Share                  Price*
------------------------------------------------------------------------------------------------------------------------------------
Shares of Common Stock
(par value $.01 per share)
Emerging Growth Fund                             1,639,588                  $ 4.45                 $289,998            $100
Growth Fund                                         19,674                   14.74                  289,995             100
World Fund                                          19,568                   14.82                  289,998             100
Common Stock Fund                                3,686,731                   34.24                  289,979             100
Balanced Fund                                      524,871                   17.22                  289,985             100
Bond Fund                                        2,202,274                    6.83                  289,995             100
Tax-Free Income Fund                               761,933                   14.32                  289,994             100
New York Tax-Free Income Fund                       83,147                   12.29                  289,995             100
Government Securities Fund                       1,972,979                   10.84                  289,992             100
Short-Intermediate Government Fund                  27,911                   10.39                  289,995             100
U.S. Treasury Money Market Fund                    290,000                    1.00                  290,000            $1,100
                                                                                                                       ======
====================================================================================================================================




*Calculation made pursuant to Rule 24e-2(b) under the Investment Company Act of 1940.

                                                                                                               Short-
                      Emerging                      Common                        Tax-Free   New     Govern-   Inter-
                       Growth   Growth   World      Stock     Balanced    Bond     Income    York    ment      mediate   Treasury
Shares redeemed      4,369,276  464,496 1,110,080  5,212,198  3,386,737 6,008,278 2,099,049 158,731 2,479,497  994,380  148,430,713
or repurchased

Shares used for      2,794,856  464,496 1,110,080  1,533,936  2,878,706 3,848,463 1,357,367  99,180   533,270  994,380  148,430,713
reduction pursuant
to Rule 24e-2(a)
and Rule 24f-2(c)

Shares used for      1,574,420        0         0  3,678,262    508,031 2,159,815   741,682  59,551 1,946,227        0            0
reduction of
registration fee

the Registrant's fiscal year; therefore,               and     shares of the
World, Balanced, Bond, Tax-Free Income, New York Tax-Free Income, Short-Intermediate Government and U.S. Treasury Money Market Funds, respectively, redeemed during the Registrant's previous fiscal year are being used to reduce the registration fee in this amendment to the Registration Statement.

                          SENTINEL GROUP FUNDS, INC.

                      Registration Statement on Form N-1A

                             CROSS REFERENCE SHEET


N-1A Item No.
-------------

PART A
------
 Item 1.        Cover Page..............................     Prospectus Cover Page
 Item 2.        Synopsis................................     Fund Expenses
 Item 3.        Condensed Financial Information.........     Financial Highlights; Performance Data
 Item 4.        General Description of Registrant.......     Investment Objectives and Policies; Organization
                                                             of the Funds
 Item 5.        Management of the Fund..................     Fund Expenses; Management of the Funds;
                                                             Prospectus Back Cover Page
 Item 5A.       Management's Discussion of
                 Fund Performance.......................     Not Applicable
 Item 6.        Capital Stock and Other Securities......     Taxes; Shareholder Services; Dividends and
                                                             Capital Gains Distributions; Shareholder
                                                             Inquiries; Organization of the Funds; Prospectus
                                                             Inside Back Cover Page
 Item 7.        Purchase of Securities Being
                 Offered................................     Fund Expenses; Distribution Plans; How to
                                                             Purchase Shares; Determination of Net Asset
                                                             Value; Shareholder Services; Prospectus Inside
                                                             Back Cover Page
 Item 8.        Redemption or Repurchase................     Fund Expenses; How to Redeem Shares
 Item 9.        Pending Legal Proceedings...............     Not Applicable


PART B
------

 Item 10.       Cover Page..............................     Statement of Additional Information Cover Page
 Item 11.       Table of Contents.......................     Statement of Additional Information Cover Page
 Item 12.       General Information and History.........     Not Applicable
 Item 13.       Investment Objectives and Policies......     Investment Objectives and Policies; Investment
                                                             Restrictions; Portfolio Turnover
 Item 14.       Management of the Fund..................     Management of the Funds
 Item 15.       Control Persons and Principal
                 Holders of Securities..................     Management of the Funds
 Item 16.       Investment Advisory and Other
                 Services...............................     Statement of Additional Information Cover Page;
                                                             The Funds; The Investment Advisory Contract; The
                                                             Distribution Contract; The Distribution Plans; The
                                                             Fund Services Agreement; General Information

Item 17.       Brokerage Allocation and Other
                 Practices..............................   Portfolio Transactions and
                                                           Brokerage Commissions
Item 18.       Capital Stock and Other Securities.......   Capitalization; How to Redeem
                                                           Shares; Dividends and Capital
                                                           Gains Distributions
Item 19.       Purchase, Redemption and Pricing
                 of Securities Being Offered............   Capitalization; How to Purchase
                                                           Shares and Reduce Sales Charges;
                                                           Issuance of Shares at Net Asset Value;
                                                           How to Redeem Shares;
                                                           Determination of Net Asset
                                                           Value; Shareholder Services;
                                                           Tax-Deferred Retirement
                                                           Plans
Item 20.       Tax Status...............................   Taxes
Item 21.       Underwriters.............................   The Distribution Contract;
                                                           Portfolio Transactions and
                                                           Brokerage Commissions: How to
                                                           Purchase Shares and Reduce
                                                           Sales Charges
Item 22.       Calculation of Performance Data..........   Performance Data; Total Return,
                                                           Yield and Tax-Equivalent Yield
                                                           Information
Item 23.       Financial Statements.....................   INDEPENDENT AUDITOR'S REPORT:
                                                           STATEMENT OF ASSETS AND
                                                           LIABILITIES


PART C
------

Items 24-32    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration
               Statement.

RU:SGP1996P
_____________________________________________________________________________


The Sentinel Funds
National Life Drive
Montpelier, Vermont 05604
800-282-3863
_____________________________________________________________________________


                        Prospectus Dated April 1, 1996


Table of Contents
   Fund Expenses......................... 3      Tax Deferred Retirement Plans................ 33
   Financial Highlights.................. 6      Determination of Net Asset Value............. 33
   The Funds............................. 9      Dividends and Capital Gains
   Investment Objectives and Policies.... 9      Distributions................................ 34
   Management of the Funds............... 22     Taxes........................................ 35
   Custodian............................. 25     Shareholder Services......................... 38
   The Distributor....................... 25     Performance Data............................. 48
   Distribution Plans.................... 25     Organization of the Funds.................... 41
   How to Purchase Shares................ 26     Applications
   How to Redeem Shares.................. 38

_____________________________________________________________________________


     Each of the twelve funds in the Sentinel Family of Funds (individually, a "Fund", and collectively, the "Funds") has a separate investment objective and policies. The investment objectives of the Funds are as follows:


 . Sentinel U.S. Treasury Money Market Fund (the "Treasury Fund")-seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity, by investing solely in short-term direct obligations of the U.S. Treasury. An investment in the Treasury Fund is neither insured nor guaranteed by the U.S. government. The Treasury Fund seeks to maintain a constant $1.00 per share net asset value; however, there can be no assurance that the Treasury Fund will be able to maintain a stable net asset value of $1.00 per share.

_____________________________________________________________________________


     This Prospectus sets forth concisely the information about the Funds (as defined herein) that a prospective investor should know before investing. This Prospectus should be read carefully and retained for future reference. Additional information about the Funds is contained in the Statement of Additional Information, dated April 1, 1996 (the "Statement of Additional Information"), which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge from Sentinel Group Funds, Inc. (the "Company") at the address or telephone number shown above. The Statement of Additional Information is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ... Sentinel Common Stock Fund (the "Common Stock Fund")-seeks a combination of long-term growth of capital and income, current return and relatively low risk through investment in common stocks of many well-established companies.


 ... Sentinel Balanced Fund (the "Balanced Fund")-seeks a conservative combination of stability, income and long-term growth of capital through investments in both stocks and bonds, with at least 25% of its net assets in fixed-income senior securities.




 ... Sentinel Growth Fund (the "Growth Fund")-seeks long-term growth of capital through equity participation in companies having growth potential believed by the Advisor to be more favorable than that of the U.S. economy as a whole, with a focus on relatively well-established companies.


 ... Sentinel Emerging Growth Fund (the "Emerging Growth Fund")-seeks long-term capital appreciation. Assets normally will be invested primarily in common stocks of small and medium-sized corporations believed by Sentinel Advisors Company (the "Advisor") to have superior growth potential.

 ... Sentinel World Fund (the "World Fund")-seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-U.S. companies.







 ... Sentinel Bond Fund (the "Bond Fund")-seeks as high a level of continuing income as is consistent with the preservation of capital through investments primarily in investment grade fixed-income securities.





 ... Sentinel Government Securities Fund (the "Government Securities Fund")- seeks as high a level of current income as is consistent with the preservation of capital through investments primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 ...  Sentinel Short-Intermediate Government Fund (the "Short-Intermediate
     Government Fund")-seeks as high a level of current income as is consistent with the preservation of capital through investments primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will invest at least 65% of its assets in such government securities which have an average maturity of from 2 to 5 years.


 ... Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")-seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital through investments primarily in a diversified portfolio of investment grade municipal bonds.


 ... Sentinel New York Tax-Free Income Fund (the "New York Fund")-seeks as high a level of current interest income exempt from federal and New York State and City personal income taxes as is consistent with liquidity and capital preservation.


 ... Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund") -seeks as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is consistent with liquidity and capital preservation.


 ... The Common Stock, Balanced, Emerging Growth, World, Bond and Tax-Free Income Funds currently offer two classes of shares. Investors in these Funds may choose Class A shares, which are generally sold subject to an initial sales charge, or Class B shares, which are sold subject to a contingent deferred sales charge ("CDSC") as described below.


Class    Sales Charge/(1)/   Service Fee   Distribution Fee   Conversion Feature
-------  ------------------  ------------  -----------------  -------------------
         Maximum 5.00%       Maximum of    Maximum of
  A      initial sales       0.20%/(3)/    0.30%/(4)/         No
         charge/(2)/

----------------------------------------------------------------------------------

                                                              Class B Shares
         CDSC for a                                           convert to Class A
  B      maximum of 6        0.25%         0.75%              Shares automatically
         years/(5)/                                           after the applicable
                                                              CDSC period/(5)(6)/


___________________


(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the current net asset value or cost of the shares being redeemed. See "How to Purchase Shares-Class A Shares-Sales Charges" and "How to Redeem Shares-Class B Shares-CDSC".

(2) Reduced for purchases of $100,000 or more and waived for purchases of Class A Shares by certain investors. Class A share purchases of $1,000,000 or more are not subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC and 0.5% CDSC for the first and second year, respectively, after the purchase. After the second year after purchase, no CDSC will apply. See "How to Purchase Shares-Class A Shares-Sales Charges" and "How to Redeem Shares-Class A Shares Purchased in Amounts over $1,000,000-CDSC".


(3) The maximum service fee for Class A Shares of the Bond Fund and Tax-Free Income Fund is 0.10%.


(4) The maximum distribution fee for Class A Shares of the Bond Fund and the Tax-Free Income Fund is 0.20%.


(5) The applicable CDSC period is reduced to 5 years for aggregate purchases from $250,000 to $499,999 and to 4 years for aggregate purchases of $500,000 to $999,999. Investors with aggregate purchases in excess of $1,000,000 are only offered Class A Shares. The CDSC may be waived in certain circumstances. See "How to Redeem Shares-Class B Shares-CDSC" and "How to Redeem Shares-Class B Shares-Waiver or Reduction of the CDSC".


(6) The conversion and holding periods for dividend reinvestment shares are the same as those for the initial shares to which they relate.


     The Growth, Government Securities, New York and Pennsylvania Funds currently only offer Class A Shares as described below.


Class    Sales Charge/(1)/   Service Fee        Distribution Fee   Conversion Feature
-------  ------------------  -----------------  -----------------  ------------------
         Maximum 5.00%       Maximum of         Maximum of
A        initial sales       0.10% (0.20% for   0.20% (0.30% for   No
         charge/(2)/         Growth Fund)       Growth Fund)


___________________


/(1)/ See footnote (1) to the preceding chart.
/(2)/ See footnote (2) to the preceding chart.


     The Short-Intermediate Government Fund currently only offers Class A Shares as described below.


Class    Sales Charge/(1)/   Service Fee   Distribution Fee   Conversion Feature
-------  ------------------  ------------  -----------------  ------------------
         Maximum 1.00%       Maximum of    Maximum of
A        initial sales       0.25%         0.35%              No
         charge/(2)/


___________________


/(1)/ See footnote (1) to the preceding chart.


/(2)/ Purchases of such shares of up to $999,999 are subject to a 1.0% initial sales charge, while purchases of $1,000,000 or more are not subject to an initial sales charge.

If the initial sales charge is waived because a purchase is $1,000,000 or more the shares will be subject to a 1.0% CDSC and 0.5% CDSC for the first and second year, respectively, after the purchase. After the second year after repurchase, no CDSC will apply. See "How to Purchase Shares-Class A Shares-Sales Charges" and "How to Redeem Shares-Class A Shares Purchased in Amounts over $1,000,000-CDSC".


     The Treasury Fund offers Class A and Class B Shares. Initial purchases of Class A Shares of the Treasury Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B Shares may not be purchased directly or acquired in exchange for shares of the Growth, Government Securities, Short-Intermediate Government, New York and Pennsylvania Funds and may be acquired only in exchange for Class B Shares of another Fund. The period of time that shares are held in Class B Shares of the Treasury Fund, however, will not count toward satisfaction of the holding or conversion periods for reduction of any CDSC imposed on such shares or the conversion of Class B Shares to Class A Shares, respectively. See "How to Purchase Shares-Class B Shares".


FUND EXPENSES

   The following table illustrates all expenses and fees that a shareholder of the Funds may expect to incur:

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)


Class A Shares:


Sales Charge Imposed on Purchases-Common Stock, Balanced, Growth, Emerging Growth, World, Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds


Funds..............................................................5.00% maximum
Short-Intermediate Government Fund.................................1.00%
Treasury Fund......................................................None
Sales Charge Imposed on Reinvested Dividends.......................None
Redemption Fees....................................................None*
Exchange Fees......................................................None**


------


* If a shareholder chooses to redeem by means of a wire transfer, a wire charge not normally in excess of $25.00 will be assessed. In addition, a deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares made within two years of purchase, if they were purchased without an initial sales charge as part of an investment of $1,000,000 or more. See "How to Purchase Shares - Class A Shares - Sales Charges", below.



** If a shareholder exchanges Class A shares of the Treasury Fund for Class A shares of another Fund, and such Treasury Fund shares were not acquired in an exchange from another Fund's Class A shares, then a fee equal to the sales charge imposed on purchases of the new Fund will be assessed.


Class B Shares (available for the Common Stock, Balanced, Emerging Growth, World, Bond, Tax-Free Income and Treasury Funds):


Sales Charge Imposed on Purchases..........................................None
Sales Charge Imposed on Reinvested Dividends...............................None

Contingent Deferred Sales Charge...........................................4.00% maximum***
Exchange Fees..............................................................None****



------


*** The maximum CDSC is imposed on shares redeemed in the first year after purchase. For shares held longer than one year, the CDSC declines according to the schedules set forth under "How to Redeem Shares - Class B Shares -
                                              ------
     CDSC", below.


**** Class B shares may be exchanged only for Class B shares of the other Funds that offer Class B shares as of the date of the exchange.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)





Class A:


                                      Common                                      Emerging
                                      Stock         Balanced        Growth        Growth          World
                                      Fund          Fund            Fund          Fund            Fund
                                      ----          ----            ----          ----            ----
Management Fees.....................    .55%          .65%            .65%          .65%            .65%
Rule 12b-1 Fees(a):
     Service Fee....................    .07           .12             .07           .17             .20
     Distribution Fee...............    .20           .18             .20           .13             .10

     Total..........................    .27           .30             .27           .30             .30
Other Expenses:

Accounting and Administrative
      Costs.........................    .05           .05             .05           .05             .05
     Other..........................    .23(d)        .29(d)          .57(d)        .60(d)          .63(d)
Total Other Expenses................    .28(d)        .34(d)          .62(d)        .65(d)          .68(d)
                                      --------      --------        --------      --------        --------
Total Fund Operating Expenses
   Before Expense Offset(b).........   1.10(d)       1.29(d)         1.54(d)       1.60(d)         1.63(d)
                                      ========      ========        ========      ========        ==========



                                                    Govern.         Short-Int.
                                      Bond          Secur.          Government    Treasury
                                      Fund          Fund            Fund          Fund
                                      ----          ----            ----          ----
Management Fees                         .53%          .53%            .53%          .40%
Rule 12b-1 Fees(a):
     Service Fee                        .07           .07             .25            None
     Distribution Fee                   .13           .13             .10            None
     Total                              .20           .20             .35            None
Other Expenses:
     Accounting and Administrative
      Costs                             .05           .05             .00           .05
     Other                              .25(d)        .26(d)          .19(d)        .37(d)
Total Other Expenses..............      .30(d)        .31(d)          .19(d)        .42(d)
                                      --------      --------        --------      --------

Total Fund Operating Expenses
   Before Expense Offset(b)            1.03(d)       1.04(d)         1.07(c)(d)     .82(d)
                                      ========      ========        ========      ========



                                      Tax-Free
                                      Income        N.Y.            Pennsylvania
                                      Fund          Fund            Fund
                                      ----          ----            ----
Management Fees                         .53%          .53%            .55
Rule 12b-1 Fees(a):
     Service Fee                        .07           .10             .06
     Distribution Fee                   .13           .09             .14
     Total                              .20           .19             .20
Other Expenses:
     Accounting and Administrative
      Costs                             .05           .05             .00
     Other                              .21(d)        .52(d)          .03(d)
Total Other Expenses..............      .26(d)        .57(d)          .03(d)
                                      --------      --------        --------

Total Fund Operating Expenses
   Before Expense Offset(b)             .99(c)(d)    1.29(d)          .78(c)(d)
                                      ========      ========        ========



Class B:


                                      Common                        Emerging
                                      Stock         Balanced        Growth        World
                                      Fund          Fund            Fund          Fund
                                      ----          ----            ----          ----
Management Fees...................      .55%          .65%            .65%          .65%

Rule 12b-1 Fees(a):
     Service Fee..................       .25          .25             .25           .25
     Distribution Fee.............       .75          .75             .75           .75
     Total........................      1.00         1.00            1.00          1.00
Other Expenses:

Accounting and Administrative
      Costs.......................       .05          .05             .05           .05
     Other........................       .25          .35             .87           .78
Total Other Expenses..............       .30          .40             .92           .83
                                        ----         ----            ----          ----
Total Fund Operating Expenses(b)        1.85         2.05            2.57          2.48
                                        ====         ====            ====          ====



                                                                     Tax-Free
                                        Bond          Treasury       Income
                                        Fund          Fund           Fund
                                        ----          ----           ----
Management Fees                          .53%          .40%           .53%
Rule 12b-1 Fees(a):
     Service Fee                         .25          None            .25
     Distribution Fee                    .75          None            .75
     Total                              1.00          None           1.00
Other Expenses:
     Accounting and Administrative
      Costs                              .05           .05            .05
     Other                               .41          1.86            .32
Total Other Expenses..............       .46          1.91            .37
                                        ----          ----           ----

Total Fund Operating Expenses(b)        1.99          2.31           1.90
                                        ====          ====           ====


__________________

(a) Assumes distribution history as of November 30, 1995. The maximum annual Rule 12b-1 fee for Common Stock Fund Class A shares, Balanced Fund Class A shares, Growth Fund Class A shares, Emerging Growth Fund Class A shares and World Fund Class A shares, is .30% of average daily net assets of each such Fund, of which the service fee portion could be as much as .20%; the maximum annual Rule 12b-1 fee for Bond Fund Class A shares, Government Securities Fund Class A shares, Tax-Free Income Fund Class A shares, New York Fund Class A shares and Pennsylvania Fund Class A shares is .20% of average daily net assets of each such Fund, of which the service fee portion could be as much as .10%; and the maximum annual Rule 12b-1 fee for the Short-Intermediate Government Fund Class A shares is .35% of average daily net assets, of which the service fee portion will be .25%.


(b) Sentinel Administrative Service Company ("Sentinel Service") has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate Class A expense ratio of the Funds (excluding World Fund) from exceeding 1.30% of aggregate average daily net assets in any fiscal year. For the year ended November 30, 1995, such aggregate expense ratio was 1.11%, and no reimbursement was required. Although Sentinel Service has no present intention to do so, this arrangement may be terminated at any time.


(c) Sentinel Service has voluntarily agreed for an indefinite period to reimburse World Fund Class A shares, the Pennsylvania Fund Class A shares, the Short-Intermediate Government Fund Class A shares and the

     Treasury Fund Class A shares for expenses necessary to limit those Funds' overall expense ratios to 2.00%, 0.75% (effective May 15, 1995), 1.00% and .85%, respectively. For the fiscal year ended November 30, 1995, the aggregate expense after expense offset ratios of World Fund Class A shares and the Treasury Fund Class A shares were 1.56% and 0.81%, respectively, and no reimbursements were required. For the Pennsylvania Fund Class A Shares a reimbursement of $116,978 was paid in fiscal 1995. In the absence of the above reimbursement arrangement, the Pennsylvania Fund Class A shares's Accounting and Administrative Costs, Other Expenses, Total Other Expenses and Total Fund Operating Expenses would have been .05%, .52%, .57% and 1.32%, respectively. The dollar amount of the reimbursement paid to the Short-Intermediate Government Fund Class A shares during the 1995 fiscal year by Sentinel Service was $42,857. In the absence of the above reimbursement arrangement, Short-Intermediate Government Fund Class A shares's Accounting and Administrative Costs, Other Expenses, Total Other Expenses and Total Fund Operating Expenses would have been, on an anualized basis, .05%, .38%, .43% and 1.31%, respectively. Although Sentinel Service has no present intention to do so, these arrangements may be terminated at any time. Prior to March 27, 1995 Sentinel Service had a voluntary agreement to reimburse the Sentinel Tax-Free Income Fund class and share expenses in excess of .75%. For the fiscal year ended November 30, 1995 the aggregate expense ratio, after expense offset, after taking into account this reimbursement was actually .90%. The reimbursement totalled $66,467. Taking into account this reimbursement, Other Expenses, Total Other Expenses and Total Fund Operating Expenses were .12%, .17% and .90%, respectively.





(d)  Expense ratios after expense offset are as follows:


                              Other          Total Other     Total Fund
                                             Expenses        Operating Expenses
                                             --------        ------------------
Common Stock Fund               .22          .27             1.09
Balanced Fund                   .27          .32             1.27
Growth Fund                     .53          .58             1.50
Emerging Growth Fund            .56          .61             1.56
World Fund                      .56          .61             1.56
Bond Fund                       .21          .26              .99
Government Securities Fund      .25          .30             1.03
Short-Int. Gov't Fund           .12          .12             1.00
Treasury Fund                   .36          .41              .81
Tax-Free Income Fund            .18          .23              .96
New York Fund                   .45          .50             1.22

Pennsylvania Fund               .00          .00              .75



     The following examples illustrate the expenses that an investor would pay on a $1,000 investment in each of the Funds over various time periods assuming the operating expense ratio as set forth in the tables above for each class of shares of each Fund and a 5% annual rate of return.


Class A:
                                        1 year      3 years      5 years      10 years
                                        ------      -------      -------      --------
Common Stock Fund...................... $61         $83          $107         $176
Balanced Fund..........................  62          88           116          196
Growth Fund............................  64          95           128          220
Emerging Growth Fund...................  65          97           131          226
World Fund.............................  65          97           131          226
Bond Fund..............................  60          80           102          165

Government Securities Fund.............  60          81           104          170
Short-Int. Gov't Fund..................  20          42            65          131
Treasury Fund..........................   8          26            45          100
Tax-Free Income Fund...................  59          79           100          162
New York Fund..........................  62          87           114          190
Pennsylvania Fund......................  57          73            90          138






Class B (assuming redemption at the end of the period):


                                        1 year      3 years      5 years      10 years
                                        ------      -------      -------      --------
Common Stock Fund...................... $59         $ 88         $120         $179
Balanced Fund..........................  61           94          130          200
Emerging Growth Fund...................  66          110          157          243
World Fund.............................  65          107          152          238
Bond Fund..............................  60           92          127          182
Treasury Fund..........................  63          102          144          192
Tax-Free Income Fund...................  59           90          123          172



Class B (assuming no redemption at the end of the period):


                                        1 year      3 years      5 years      10 YEARS
                                        ------      -------      -------      --------
Common Stock Fund...................... $19         $58          $100         $179
Balanced Fund..........................  21          64           110          200
Emerging Growth Fund...................  26          80           137          243
World Fund.............................  25          77           132          238
Bond Fund..............................  20          62           129          182
Treasury Fund..........................  23          72           124          192
Tax-Free Income Fund...................  19          60           103          172

     These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and the 5% annual rate used in this example is a hypothetical rate of return.


     The purpose of the foregoing tables is to assist the investor in understanding the various expenses that an investor in the Funds will bear directly or indirectly. The expense ratios set forth above, in the case of the Class A shares, are based on costs actually borne by the Funds in the fiscal year ended November 30, 1995, using average net assets of each Fund for the fiscal year ended November 30, 1995. In the case of the Class B shares, estimates of future costs are used. In general, all of the Funds share expenses that are not specifically incurred by particular Funds in proportion to the net assets of each Fund, except that expenses which vary by the number of accounts, such as transfer agent costs and shareholder reports and mailing costs, are allocated in proportion to the number of accounts in each Fund.

FINANCIAL HIGHLIGHTS (for a share outstanding throughout each of the periods). The following information, insofar as it relates to the five fiscal years in the period ended November 30, 1995, other than for the Pennsylvania Fund, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. For the Pennsylvania Fund, the following information for the eleven month period ended November 30, 1993 and for the years ended November 30, 1994 and 1995 has been audited by Price Waterhouse LLP, whose report thereon was unqualified. The following information with respect to the Pennsylvania Fund for the two years in the period ended December 31, 1992 has been audited by Coopers & Lybrand, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference in the Statement of Additional Information. No information is presented for any of the Class B shares of the Funds because none of them had commenced operations as of November 30, 1995. The Annual Report of the Funds may be obtained by shareholders without charge by calling the Company at (800) 282-3863.

------------------------------------------------------------------------------------------------------------------------------
                                           Income from Investment Operations             Less Distributions
------------------------------------------------------------------------------------------------------------------------------
                                                     Net realized
                                Net                      and                                Distributions
                Fiscal         asset        Net       unrealized      Total     Dividends       from
                 Year         value at  investment       gain         from      from net      realized
               (period       beginning    income      (loss) on    investment  investment      gains on        Total
  Fund          ended)       of period    (loss)     investments   operations    income     investments     distributions
------------------------------------------------------------------------------------------------------------------------------
Emerging        9 mo. to
Growth          11/30/93(A)     $ 6.49     $(0.06)         $ 0.44      $ 0.38         $-          $-              $-
                11/30/94          6.87      (0.04)           0.18        0.14          -           1.48            1.48
                11/30/95          5.53       0.02            0.56        0.58          -           0.91            0.91
------------------------------------------------------------------------------------------------------------------------------
Growth          11/30/86        $14.17     $ 0.30          $ 2.88      $ 3.18       $0.28            -            $0.28
                11/30/87         17.07       0.28           (1.20)      (0.92)       0.16          2.64            2.80
                11/30/88         13.35       0.17            1.36        1.53        0.25          3.18            3.43
                11/30/89         11.45       0.16            2.99        3.15        0.18            -             0.18
                11/30/90         14.42       0.18           (0.37)      (0.19)       0.17            -             0.17
                11/30/91         14.06       0.20            1.93        2.13        0.20            -             0.20
                11/30/92         15.99       0.11            3.07        3.18        0.16          0.45            0.61
                11/30/93         18.56       0.04           (0.28)      (0.24)       0.04          0.77            0.81
                11/30/94         17.51       0.05           (0.92)      (0.87)       0.03          0.46            0.49
                11/30/95         16.15       0.07            3.33        3.40        0.05          2.57            2.62
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                           Income from Investment Operations             Less Distributions
------------------------------------------------------------------------------------------------------------------------------
                                                     Net realized
                                Net                      and                                Distributions
                Fiscal         asset        Net       unrealized      Total     Dividends       from
                 Year         value at  investment       gain         from      from net      realized
               (period       beginning    income      (loss) on    investment  investment      gains on        Total
  Fund          ended)       of period    (loss)     investments   operations    income      investments   distributions
------------------------------------------------------------------------------------------------------------------------------
World           9 Mo. to
                11/30/93(A)     $ 9.56      $0.02           $2.28       $2.30         $-           $-             $-
                11/30/94         11.86       0.08            0.89        0.97          0.03         0.06           0.09
                11/30/95         12.74       0.14            1.14        1.28          0.09         0.15           0.24
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Common          11/30/86        $19.58      $0.83           $5.72       $6.55         $0.83           -           $0.83
Stock           11/30/87         25.30       0.87           (2.87)      (2.00)         0.73         1.08           1.81
                11/30/88         21.49       0.85            3.17        4.02          0.83         1.55           2.38
                11/30/89         23.13       0.91            4.60        5.51          0.99         1.20           2.19
                11/30/90         26.45       0.93           (1.50)      (0.57)         1.00         1.27           2.27
                11/30/91         23.61       0.90            3.90        4.80          0.93         0.70           1.63
                11/30/92         26.78       0.90            3.44        4.34          0.91         0.50           1.41
                11/30/93         29.71       0.79            1.66        2.45          0.82         1.71           2.53
                11/30/94         29.63       0.83           (1.35)      (0.52)         0.80         0.06           0.86
                11/30/95         28.25       0.72            8.09        8.81          0.74         1.11           1.85
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                           Income from Investment Operations             Less Distributions
------------------------------------------------------------------------------------------------------------------------------
                                                     Net realized
                                Net                      and                                Distributions
                Fiscal         asset        Net       unrealized      Total     Dividends       from
                 Year         value at  investment       gain         from      from net      realized
               (period       beginning    income      (loss) on    investment  investment      gains on        Total
 Fund          ended)       of period    (loss)     investments   operations    income      investments   distributions
------------------------------------------------------------------------------------------------------------------------------
Balanced        11/30/86        $10.83      $0.67        $ 2.06         $ 2.73        $0.67        $  -           $0.67
                11/30/87         12.89       0.70         (1.27)         (0.57)        0.59         0.41           1.00
                11/30/88         11.32       0.71          0.91           1.62         0.72           -            0.72
                11/30/89         12.22       0.80          1.33           2.13         0.78         0.04           0.82
                11/30/90         13.53       0.79         (0.56)          0.23         0.83         0.35           1.18
                11/30/91         12.58       0.77          1.37           2.14         0.78         0.05           0.83
                11/30/92         13.89       0.70          0.97           1.67         0.71         0.03           0.74
                11/30/93         14.82       0.59          0.81           1.40         0.59         0.36           0.95
                11/30/94         15.27       0.58         (1.12)         (0.54)        0.56         0.09           0.65
                11/30/95         14.08       0.58          2.78           3.36         0.59         0.01           0.60



------------------------------------------------------------------------------------------------------------------------------
                                           Income from Investment Operations             Less Distributions
------------------------------------------------------------------------------------------------------------------------------
                                                     Net realized
                                Net                      and                               Distributions
                Fiscal         asset        Net       unrealized      Total     Dividends       from
                 Year         value at  investment       gain         from      from net      realized
               (period       beginning    income      (loss) on    investment  investment      gains on        Total
 Fund           ended)       of period    (loss)     investments   operations    income     investments   distributions
------------------------------------------------------------------------------------------------------------------------------
Bond            11/30/86        $ 6.41      $0.62         $ 0.52      $ 1.14        $0.62         $  -            $0.62
                11/30/87          6.93       0.58          (0.60)      (0.02)        0.57          0.35            0.92
                11/30/88          5.99       0.55           0.03        0.58         0.55            -             0.55
                11/30/89          6.02       0.56           0.18        0.74         0.55            -             0.55
                11/30/90          6.21       0.52          (0.18)       0.34         0.52            -             0.52
                11/30/91          6.03       0.50           0.40        0.90         0.50            -             0.50
                11/30/92          6.43       0.46           0.13        0.59         0.46            -             0.46
                11/30/93          6.56       0.41           0.46        0.87         0.41          0.12            0.53
                11/30/94          6.90       0.39          (0.70)      (0.31)        0.39          0.35            0.74
                11/30/95          5.85       0.42           0.64        1.06         0.42            -             0.42
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                           Ratios/Supplemental Data
                                     Ratio of          Ratio of
   Net                               expenses to       net                         Net assets
  asset               Ratio of       average net       investment                  at end
value at    Total   net expenses     assets before     income to      Portfolio    of period
 end of    return*   to average      expense reduc-    avg. net       turnover     (000
 period      (%)    net assets(%)    tion** (%)        assets (%)     rate (%)     omitted)
---------------------------------------------------------------------------------------------
  $ 6.87      5.9#          1.52+    1.52+             (1.01)+         61         $  105,176
    5.53      2.0           1.58     1.58              (0.74)          46             88,420
    5.20     12.2           1.56     1.60               0.26           79             89,321
---------------------------------------------------------------------------------------------
  $17.07     22.5           0.77     0.77               1.79          102         $   55,802
   13.35     (6.5)          0.76     0.76               1.68           98             49,233
   11.45     11.7           1.12     1.12               1.44           69             47,350
   14.42     27.7           1.24     1.24               1.18           24             51,665
   14.06     (1.4)          1.20     1.20               1.22           15             49,580
   15.99     15.2           1.08     1.08               1.22           25             55,598
   18.56     20.5           1.05     1.05               0.63           28             63,664
   17.51     (1.3)          1.31     1.31               0.22           12             57,833
   16.15     (5.1)          1.43     1.43               0.30           58             50,447
   16.93     24.9           1.50     1.54               0.42           84             60,446



---------------------------------------------------------------------------------------------
                           Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
                                     Ratio of          Ratio of
   Net                               expenses to       net                         Net assets
  asset               Ratio of       average net       investment                  at end
value at    Total   net expenses     assets before     income to      Portfolio    of period
 end of    return*   to average      expense reduc-    avg. net       turnover     (000
 period      (%)    net assets(%)    tion** (%)        assets (%)     rate (%)     omitted)
  $11.86     24.1#          2.00+    2.12+             0.41(1)+        66         $  16,872
   12.74      8.2           1.58     1.58              0.62            30            41,970
   13.78     10.2           1.56     1.63              0.79            32            47 702


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  $25.30     33.8           0.64     0.64              3.49             8         $ 506,248
   21.49     (9.0)          0.62     0.62              3.28             9           459,296
   23.13     19.8           0.87     0.87              3.75             7           490,168
   26.45     25.6           0.80     0.80              3.69            11           591,136
   23.61     (2.4)          0.76     0.76              3.82             6           543,047
   26.78     21.1           0.74     0.74              3.41             9           620,179
   29.71     16.7           0.72     0.72              3.13             5           688,309
   29.63      8.8           0.93     0.93              2.68             9           897,836
   28.25     (1.8)          1.02     1.02              2.82            15           839,335
   35.21     32.8           1.09     1.10              2.29            22         1,057,944

---------------------------------------------------------------------------------------------
  $12.89     25.6           0.68     0.68              5.44            58         $  47,105
   11.32     (5.3)          0.67     0.67              5.38            32            62,282
   12.22     14.6           0.97     0.97              5.74            52            67,019
   13.53     18.1           0.96     0.96              6.16            71            74,417
   12.58      1.8           0.91     0.91              6.17            40            74,808
   13.89     17.5           0.85     0.85              5.70            32            90,580
   14.82     12.4           0.81     0.81              4.86            38           120,700
   15.27      9.7           1.14     1.14              3.88            72           229,632
   14.08     (3.6)          1.21     1.21              3.97            66           226,328
   16.84     24.4           1.27     1.29              3.77           110           267,103



---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                           Ratios/Supplemental Data
                                     Ratio of          Ratio of
   Net                               expenses to       net                         Net assets
  asset               Ratio of       average net       investment                  at end
value at    Total   net expenses     assets before     income to      Portfolio    of period
 end of    return*   to average      expense reduc-    avg. net       turnover     (000
 period      (%)    net assets(%)    tion** (%)        assets (%)     rate (%)     omitted)

---------------------------------------------------------------------------------------------
  $6.93      15.7           0.68     0.68              9.01            88          $ 22,913
   5.99      (0.7)          0.66     0.66              9.03           139            24,409
   6.02      10.0           0.92     0.92              8.97           133            27,858
   6.21      12.9           0.87     0.87              9.07           165            31,668
   6.03       5.8           0.83     0.83              8.55           108            35,389
   6.43      15.6           0.81     0.81              8.06            77            43,447
   6.56       9.5           0.78     0.78              7.03            83            58,106
   6.90      13.7           0.92     0.92              5.98           147            83,387
   5.85      (4.9)          0.98     0.98              6.34           133            80,487
   6.49      18.8           0.99     1.03              6.81           237           108,755

---------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                           Income from Investment Operations               Less Distributions
-------------------------------------------------------------------------------------------------------------------------
                                                     Net realized
                                Net                      and                                 Distributions
                 Fiscal        asset          Net     unrealized      Total       Dividends      from
                  Year       value at     investment      gain        from        from net     realized
                (period      beginning      income     (loss) on    investment  investment     gains on       Total
    Fund         ended)      of period     (loss)(2)     investments   operations    income     investments  distributions
-------------------------------------------------------------------------------------------------------------------------
New York        8 Mo. to
Fund            11/30/95(C)     $11.19         $0.36        $0.53        $0.89        $0.36       $-          $ 0.36
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Tax-Free
Income          2 mo. to
                11/30/90(E)     $12.00         $0.10        $0.26         $0.36        $0.10      $-          $ 0.10
                11/30/91         12.26          0.79         0.42          1.21         0.79       -            0.79
                11/30/92         12.68          0.76         0.47          1.23         0.76     0.02           0.78
                11/30/93         13.13          0.73         0.79          1.52         0.73     0.11           0.84
                11/30/94         13.81          0.68        (1.34)        (0.66)        0.68     0.12           0.80
                11/30/95         12.35          0.67         1.27          1.94         0.67       -            0.67



-------------------------------------------------------------------------------------------------------------------------
                                           Income from Investment Operations               Less Distributions
-------------------------------------------------------------------------------------------------------------------------
                                                     Net realized
                                Net                      and                                 Distributions
                 Fiscal        asset          Net     unrealized      Total       Dividends      from
                  Year       value at     investment      gain        from        from net     realized
                (period      beginning      income     (loss) on    investment  investment     gains on       Total
    Fund         ended)      of period      (loss)    investments   operations    income     investment   distributions
-------------------------------------------------------------------------------------------------------------------------
Government      3 mo. to
Securities      11/30/86(B)      $10.00        $0.19       $ 0.04        $ 0.23       $ 0.19      $-           $0.19
                11/30/87          10.04         0.80        (0.70)         0.10         0.79       -            0.79
                11/30/88           9.35         0.78        (0.03)         0.75         0.79       -            0.79
                11/30/89           9.31         0.81         0.26          1.07         0.81       -            0.81
                11/30/90           9.57         0.78        (0.03)         0.75         0.78       -            0.78
                11/30/91           9.54         0.74         0.50          1.24         0.74       -            0.74
                11/30/92          10.04         0.70         0.14          0.84         0.70       -            0.70
                11/30/93          10.18         0.62         0.42          1.04         0.60       0.17         0.77
                11/30/94          10.45         0.59        (1.04)        (0.45)        0.58       0.11         0.69
                11/30/95           9.31         0.63         0.99          1.62         0.63       -            0.63
-------------------------------------------------------------------------------------------------------------------------
Short-Int.      8 Mo. to
Government      11/30/95(C)      $ 9.64        $0.40       $ 0.20        $ 0.60       $ 0.40      $-          $ 0.40
-------------------------------------------------------------------------------------------------------------------------
Treasury        9 mo. to
                11/30/93(A)      $ 1.00        $0.02       $ 0.00        $ 0.02       $ 0.02      $-          $ 0.02
                11/30/94           1.00         0.03         0.00          0.03         0.03       -            0.03
                11/30/95           1.00         0.05         0.00          0.05         0.05       -            0.05





            Ratios/Supplemental Data
                                    Ratio of          Ratio of
   Net                              expenses to        net                        Net assets
  asset              Ratio of       average net       investment                  at end
value at   Total   net expenses     assets before     income to      Portfolio    of period
 end of   return*   to average      expense reduc-    avg. net       turnover     (000
 period    (%)     net assets(%)    tion** (%)        assets (%)     rate (%)     omitted)
------------------------------------------------------------------------------------------------
  $11.72   8.1            1.22+    1.29+             4.60+             32         *  5,332

------------------------------------------------------------------------------------------------

                             (4)          (4)
------------------------------------------------------------------------------------------------



                       Ratios/Supplemental Data
                                    Ratio of         Ratio of
   Net                              expenses to       net                        Net assets
  asset              Ratio of       average net      investment                  at end
value at  Total    net expenses     assets before    income to      Portfolio    of period
 end of   return*   to average      expense reduc-   avg. net       turnover     (000
 period    (%)     net assets(%)    tion** (%)       assets (%)     rate (%)     omitted)
------------------------------------------------------------------------------------------------
 $ 12.26    3.0+            0.00    0.52+            4.98+(5)          -          $ 13,824
   12.68   10.2             0.38    0.73             6.37(5)            29          35,277
   13.13   10.0             0.50    0.72             5.93(5)            48          55,538
   13.81   11.9             0.64    0.90             5.41(5)            39         111,968
   12.35   (5.1)            0.75    0.94             5.11(5)            92          99,935
   13.62   16.0             0.90    0.99             5.06(5)           112         110,506



------------------------------------------------------------------------------------------------
                        Ratios/Supplemental Data
                                     Ratio of         Ratio of
  Net                                expenses to       net                       Net assets
 asset                Ratio of       average net      investment                 at end
value at   Total    net expenses     assets before    income to     Portfolio    of period
 end of    return*   to average      expense reduc-   avg. net      turnover     (000
 period     (%)     net assets(%)    tion** (%)       assets (%)    rate (%)     omitted)
------------------------------------------------------------------------------------------------
  $10.04    2.3#           0.66+     0.66+            6.68+           2         $  10,186
    9.35    1.2            0.67      0.67             8.31           57            23,057
    9.31    8.2            0.90      0.90             8.20           41            31,007
    9.57   12.1            0.82      0.82             8.59           25            34,644
    9.54    8.3            0.78      0.78             8.25           22            41,134
   10.04   13.5            0.77      0.77             7.52           14            45,734
   10.18    8.6            0.76      0.76             6.90           79            68,293
   10.45   10.6            0.98      0.98             6.06           97           134,749
    9.31   (4.5)           1.00      1.00             5.95          149           104,457
   10.30   17.9            1.03      1.04             6.50          367           108,100

------------------------------------------------------------------------------------------------
   9.84     6.3#           1.00      1.38+            6.07(8)+       77           $28,417
------------------------------------------------------------------------------------------------
 $ 1.00     1.7#           0.85+     0.87+            2.20+(7)        -           $72,252
   1.00     3.1            0.81      0.81             3.01            -            75,301
   1.00     5.0            0.81      0.82             4.83            -            80,664
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                   Income from Investment Operations              Less Distributions
------------------------------------------------------------------------------------------------------------------------------------

                                                            Net realized
                                      Net                      and                                  Distributions
                      Fiscal         asset        Net       unrealized       Total      Dividends       from
                       Year         value at  investment       gain           from      from net      realized
                     (period       beginning    income       (loss) on     investment  investments    gains on        Total
     Fund             ended)       of period    (loss)(2)   investments    operations    income      investments   distributions
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Pennsyl-            2.5 mo. to
vania Fund          12/31/86(D)     $12.50        $0.19         $ 0.19      $ 0.38         $0.19           $0.03          $0.22
                    12/31/87         12.66         0.85          (1.17)      (0.32)         0.85              -            0.85
                    12/31/88(3)      11.49         0.82           0.58        1.40          0.82              -            0.82
                    12/31/89         12.07         0.66           0.33        0.99          0.72              -            0.72
                    12/31/90         12.34         0.72          (0.03)       0.69          0.78              -            0.78
                    12/31/91         12.25         0.71           0.52        1.23          0.74              -            0.74
                    12/31/92         12.74         0.73           0.43        1.16          0.75              -            0.75
                    11 mo. to
                    11/30/93         13.15         0.69           0.42        1.11          0.69              -            0.69
                    11/30/94         13.57         0.64          (1.28)      (0.64)         0.64              -            0.64
                    11/30/95         12.29         0.66           1.11        1.77          0.66              -            0.66



                       Ratios/Supplemental Data
                                    Ratio of          Ratio of
   Net                              expenses to       net                        Net assets
  asset              Ratio of       average net       investment                 at end
value at  Total    net expenses     assets before     income to     Portfolio    of period
 end of   return*   to average      expense reduc-    avg. net      turnover     (000
 period    (%)     net assets(%)    tion** (%)        assets (%)    rate (%)     omitted)
$12.66     3.0#      0.00           0.46              6.94+(4)      22+          $14,704
 11.49    (2.5)      0.45           1.55              7.24(4)       54            26,590
 12.07    12.5       0.86           1.44              6.93(4)       48            29,611
 12.34     8.5       1.16           1.16              6.43          50            29,435
 12.25     5.9       1.34           1.34              5.90          27            30,536
 12.74    10.3       1.27           1.27              5.71           8            32,667
 13.15     9.4       1.16           1.16              5.62           1            33,669
 13.57     8.1#      1.24+          1.24+             5.07+         23            34,448
 12.29    (4.9)      1.30           1.30              4.84          56            31,172
 13.40    14.8       0.97           1.36              5.14(4)       80            34,975



(A)  Commenced operations March 1, 1993.

(B)  Commenced operations September 2, 1986.

(C)  Commenced operations March 27, 1995

(D)  Commenced operations October 14, 1986.

(E)  Commenced operations October 1, 1990.
+    Annualized.

     * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total investment return.
#    Not annualized.

** Expense reductions are comprised of the voluntary expense reimbursement and include in 1995 credits received from the custodian and dividend paying agent on cach balances.
#    Not annualized.

(1) Ratios of net investment income to average net assets would have been .29% in fiscal 1993, in the absence of a voluntary expense reimbursement.

(2) Prior to March 1, 1993, the Pennsylvania Fund's investment advisor was ProvidentMutual Management Co., Inc. ("PMMC") and the distributor was ProvidentMutual Financial Services ("PMFS"). For the years ended December 31, 1988 and 1987, PMMC waived advisory fees of $97,538 and $139,071, respectively, and PMFS waived distribution fees of $72,170 and $57,946, respectively. In addition, PMFS absorbed operating expenses of the Fund totaling $55,118 for the year ended December 31, 1987. During the period October 14, 1986 (commencement of operations) to December 31, 1986, PMMC waived its entire fee of $15,188, and PMFS waived its entire fee of $6,328 and absorbed operating expenses totaling $15,479. Had fees not been waived and expenses not absorbed, the ratio of expenses to average net assets for the fiscal years ended December 31, 1988 and 1987, and for the period ended December 31, 1986, would have been 1.44%, 1.55% and 0.46%, respectively.

(3) The Pennsylvania Fund changed investment advisors from The Meritor Investment Company to PMMC on December 28, 1988, and entered into its current Investment Advisory Agreement with the Advisor on March 1, 1993.

(4) Ratio of net investment income to average net assets would have been 4.78% for fiscal 1995, 6.35% in 1988, 6.14% in 1987 and 6.48% in 1986, in the
     absence of a voluntary expense reimbursement.

(5) Ratio of net investment income to average net assets would have been 5.00% in fiscal 1995, 4.92% in fiscal 1994, 5.14% in fiscal 1993, 5.71% in fiscal 1992, 6.02% in fiscal 1991 and 4.46% in fiscal 1990, in the absence of a voluntary expense reimbursement.


(6) Ratio of net investment income to average net assets would have been 5.76% in fiscal 1995, in the absence of a voluntary expense reimbursement.

(7) Ratio of net investment income to average net asset would have been 2.18% in 1993, in the absence of a voluntary expense reimbursement.

The Funds


     Sentinel Group Funds, Inc. (the "Company") is a managed, open-end investment company that consists of eleven separate series funds, each of which continuously offers shares to investors. All of the Funds in Sentinel Group Funds, Inc., except the New York Fund, are diversified. The New York Fund is a non-diversified series of the Company. The Pennsylvania Fund is a separate open-end, non-diversified, managed investment company.


     Sentinel Advisors Company (the "Advisor") serves as the investment advisor to all of the Funds and Sentinel Financial Services Company (the "Distributor") serves as the distributor for all of the Funds. See "Management of the Funds" and "The Distributor" below.

Investment Objectives and Policies

     Each of the Funds has distinct investment objectives and policies. Investment objectives are fundamental policies of each Fund that may only be changed by majority vote of the outstanding shares of that Fund. There can be no assurance that these objectives will be achieved.

     Set forth below is a description of each Fund's investment objectives and policies and information on the person who is primarily responsible for the day-to-day management of the portfolio of each Fund.


THE FUND INVESTS FOR GROWTH OF CAPITAL AND INCOME WITH RELATIVELY LOW RISK


     . The Common Stock Fund seeks a combination of long-term growth of capital and income, current return and relatively low risk by investing in the common stocks of a diversified group of well-established companies. The Advisor will select securities based on the issuing companies' quality and its appraisal of a stock's price in relation to its value. When appropriate, the Fund may also invest in preferred stocks or debentures convertible into common stocks.

THE FUND INVESTS FOR STABILITY, INCOME AND GROWTH


     . The Balanced Fund seeks a conservative combination of stability, income and long-term growth of capital by investing in a diversified portfolio of stocks and bonds. The percentage invested in each type of security will depend on whether the Advisor believes stocks or bonds offer a better value at the time of allocation. A greater proportion invested in bonds ordinarily provides greater price stability, and a greater proportion in common stocks usually provides enhanced potential for growth of income and principal. The Fund will invest at least 25% of its total assets in fixed-income securities. When determining this percentage, convertible bonds and/or preferred stocks will be considered common stocks, unless these securities are held primarily for income. The bond portion of the Balanced Fund will be invested in accordance with the same investment policies as set forth below for the Bond Fund. As of November 30, 1995, the portfolio securities in the bond portion of the Balanced Fund had an average rating of A1; the average effective portfolio maturity for the bond portion of the Fund was 9.3 years.





THE FUND INVESTS IN STOCKS OF GROWING COMPANIES, WITH A FOCUS ON WELL-ESTABLISHED COMPANIES


     . The Growth Fund seeks to achieve long-term growth of capital by investing primarily in common stocks of companies which the Advisor believes have more growth potential than the U.S. economy as a whole. The Growth Fund will focus on securities of well-established companies. Such companies will have, in the Advisor's judgment, favorable growth potential and experienced managements. Normally, the Fund will be fully invested in common stocks and other securities convertible into common stocks; however, the Fund may temporarily retain cash or invest in fixed-income securities, if deemed appropriate by the Advisor. Income is not a factor in selecting investments.


     The Growth Fund emphasizes securities believed to have superior potential for growth rather than wide diversification. Up to 25% of the value of the Growth Fund's assets may be invested in securities of companies within a single industry.

THE FUND INVESTS IN STOCKS OF GROWING COMPANIES, WITH A FOCUS ON SMALL AND MID-SIZED COMPANIES


     . The Emerging Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stock, issued by small and medium-sized companies. The Fund may also invest in larger, more established companies. Companies selected for the Fund are believed to have superior growth potential and are judged to represent attractive relative values. Income is not a factor in selecting investments.

     The median market capitalization of the Fund's portfolio companies generally will not exceed $1 billion. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may temporarily retain cash or invest in fixed-income securities, if deemed appropriate by the Advisor.


     The Fund's policy is to avoid short-term trading. However, the Advisor may sell a security without regard to holding period if the Advisor believes it is in the Fund's best interest to do so.


     The Fund's turnover rate is not expected to exceed 100% annually. The Fund is intended for long-term investors willing to accept a higher-than-average level of volatility in order to seek above-average gains.

     Investments in small and medium-sized companies typically involve more risk than investments in larger companies, because they generally have limited financial resources and narrower product lines and may have less seasoned managers, and their securities may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

THE FUND INVESTS PRIMARILY IN STOCKS OF NON-U.S. COMPANIES.


     . The World Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of marketable equity securities of established non-U.S. companies. Normally, at least 75% of the Fund's total assets will be invested in securities of non-U.S. issuers selected by the Sub-Advisor primarily for long-term capital growth. The remaining 25% may be invested in companies organized in the United States that have their principal activities and interests (i.e., 50% of assets and/or 50% of revenues) outside of the United States. The Fund may also invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's").


     The Fund generally will not invest more than 25% of its total assets in any one country; however, the Fund may invest up to 40% of its assets in any one country if in the judgment of Cashman Farrell and Associates (the "Sub-Advisor"), economic and business conditions make it appropriate to do so.

     It is anticipated that the majority of the Fund's portfolio transactions will be executed on established stock exchanges or in the over-the-counter markets in the countries in which portfolio investments are being made. The Fund also expects to purchase American Depositary Receipts ("ADRs"), and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs represent foreign securities traded on U.S. exchanges or in the over-the-counter markets. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. You can obtain more information about these strategies by reading the section entitled, "Investment Objectives and Policies-Considerations Applicable to the World Fund-Foreign Currency Transactions" in the Statement of Additional Information. Normally, however, the Fund does not hedge its foreign currency exposure.





     Under abnormal economic or market conditions abroad, the Fund may assume a temporary defensive posture by investing all, or a major portion, of its assets in U.S. government obligations or investment-grade fixed income securities of companies organized in the United States.


     Investors should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including, but not necessarily limited to, those listed below. The Fund may be affected favorably or unfavorably by changes in currency rates or exchange control regulations and may incur costs in connection with conversions between various currencies. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. In general, securities listed on foreign stock exchanges are less liquid and more volatile than securities listed on U.S. stock exchanges, due to, for example, substantially lower trading volume. Such lower volume could result in the Fund's obtaining lower sales prices in the event of forced liquidation of securities to meet unanticipated cash requirements. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. stock exchanges, and there is less supervision and regulation of such exchanges. When investing in foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty with the execution of judgments against foreign issuers, imposition of the withholding of taxes prior to payment of dividends or other distributions, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

THE FUND INVESTS FOR CONTINUING INCOME CONSISTENT WITH CAPITAL PRESERVATION


     . The Bond Fund seeks as high a level of continuing income as is consistent with capital preservation. The Fund will invest its assets exclusively in fixed-income securities. At least 80% of the Fund's assets, exclusive of cash items such as commercial paper, certificates of deposit and banker's acceptances, will be invested in one or more of the following types of securities:

     1. Debt securities which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;


     2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities");

     3. Debt securities (payable in U.S. dollars) issued or guaranteed by the government of Canada or of a province of Canada, or any instrumentality or subdivision thereof; and


     4. Debt obligations of, or guaranteed by, domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, if the Advisor believes they have investment qualities comparable to securities which may be purchased under (1) above.


     The remainder of the Fund's assets may be invested in other fixed-income investments not described above, such as straight or convertible debt securities and straight or convertible preferred stocks. Generally, the Fund will invest no more than 5% of its total assets in either (i) securities rated lower than BBB by Standard & Poor's or Baa by Moody's, or (ii) unrated securities whose credit quality, in the Advisor's opinion, is below the credit quality of securities rated BBB by Standard & Poor's or Baa by Moody's. See "Appendix A-Description of Bond Ratings" in the Statement of Additional Information for more information concerning ratings of debt securities. As of November 30, 1995, the portfolio securities in the Bond Fund had an average credit quality of A2; the average effective portfolio maturity for the Fund was 9.5 years.


     The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In applying this limitation, utility companies will be divided according to their services, and financial services companies will be classified according to the end users of their services. For example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance.

     In the fiscal year ended November 30, 1995, the Bond Fund had portfolio turnover of 237%. The Bond Fund is actively managed, and its portfolio is constantly monitored and adjusted in an attempt to increase income, protect the income stream or improve the quality of the portfolio. This investment policy may result in relatively high portfolio turnover, but this need not adversely affect the performance of the Bond Fund, because the Fund generally does not pay commissions; it deals directly with dealers acting as principals when buying or selling. Although the price of the securities may include a profit to the dealer, the Fund will only execute these transactions when the Advisor believes it will help the Fund to achieve its investment objective.

THE FUND INVESTS PRIMARILY IN U.S. GOVERNMENT SECURITIES


     . The Government Securities Fund seeks as high a level of current income as
       ------------------------------
is consistent with capital preservation by investing primarily in U.S. Government Securities. To a limited extent, the Fund may also invest in repurchase agreements with respect to these securities. In addition, the Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. Money market instruments may be used as a means of making short-term investments.


     The Fund may also use repurchase agreements as a means of making short-term investments, and will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. Government Securities, and in aggregate amounts of not more than 25% of the Fund's net assets. Further information concerning repurchase agreements is set forth on
page   , below.

     U.S. Government Securities include the following:

     1. U.S. Treasury Bills, Notes and Bonds. These are obligations issued directly by the U.S. Treasury and have maturities of less than one year for Bills, one to ten years for Notes, and ten to 30 years for Bonds.

U.S. GOVERNMENT SECURITIES INCLUDE A WIDE ARRAY OF INVESTMENTS

     2. Obligations guaranteed by the U.S. government. These include securities issued or guaranteed by certain agencies and instrumentalities of the U.S. government as to which the U.S. government guarantees repayment of principal and payment of interest. These securities include fully modified pass-through mortgage-backed certificates whose principal and interest are guaranteed by the Government National Mortgage Association ("GNMA Certificates").

     3. Obligations of U.S. government agencies and instrumentalities. These include obligations issued or guaranteed by U.S. government agencies and instrumentalities, supported by any of the following: (i) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (ii) discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; or
        (iii) the full faith and credit of the agency or instrumentality.

     The Fund is not required to maintain a set amount in any of the various types of U.S. Government Securities described above. The types of U.S. Government Securities selected for purchase will depend on market conditions and the Advisor's outlook for interest rates and the economy. As of November 30, 1995, the Fund's average effective portfolio maturity was 7.0 years.


THE FUND MAY INVEST SUBSTANTIALLY IN MORTGAGE-BACKED SECURITIES

     At times, the Fund may make investments in GNMA Certificates and other mortgaged-backed U.S. Government Securities ("Mortgage-Backed Securities"). Each GNMA Certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration. GNMA Certificates provide for the payment of fixed monthly installments of principal and interest to the registered holder of the security. As noted above, timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government.

     In addition to GNMA Certificates, the Fund may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securities and certificates representing an interest in a pool of FNMA pass-through securities which are guaranteed as to the repayment of principal and payment of interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio and securities representing an interest in a pool of FHLMC participation certificates. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. As is the case with GNMA Certificates, the actual maturity of and realized yield on particular FNMA and FHLMC mortgage-backed securities will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

     While the maximum life of a Mortgage-Backed Security is typically 30 years, its average life varies with the maturities of the underlying mortgage instruments. Average life is likely to be substantially less than the original maturity of the mortgage pools underlying the Mortgage-Backed Security, due to prepayments, refinancing or foreclosure of these mortgage loans. Prepayments are passed through to the registered holder along with regularly scheduled repayments of principal and payments of interest.

     In general, if prevailing interest rates are significantly below the rates on mortgages underlying the Mortgage-Backed Securities, the Mortgage-Backed Securities are likely to have higher prepayment rates than if prevailing rates are at or above the interest rates on the underlying mortgages. Prepayment possibilities reduce the potential of Mortgage-Backed Securities to appreciate in market value during periods of falling interest rates, while the risk of decline in market value during periods of rising interest rates may be comparable to other debt securities of similar maturities.

     The Fund does not intend to enter into options or futures transactions with respect to U.S. Government Securities, lend its securities to others, or enter into reverse repurchase agreements. With respect to repurchase agreements, the Fund might incur time delays or losses in the event of the failure of the other party to the agreement to repurchase the securities.




THE FUND INVESTS PRIMARILY IN U.S. GOVERNMENT SECURITIES WITH LIMITED MATURITIES


     .   The Short-Intermediate Government Fund seeks as high a level of current income as is consistent with capital preservation by investing primarily in U.S. Government Securities. This Fund will invest at least 65% of its assets in U.S. Government Securities with average maturities of from 2 to 5 years. The remainder of the Fund's assets may be invested in U.S. Government Securities with other maturities, and the Fund may also invest to a limited extent in repurchase agreements with respect to these securities. In addition, like the Government Securities Fund, the Short-Intermediate Government Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.


     The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Government Securities Fund above.

     U.S. Government Securities include the types of securities described above under "The Government Securities Fund".

     The Fund is not required to maintain a set amount in any of the various types of U.S. Government Securities. The types of U.S. Government Securities selected for purchase will depend on market conditions and the Advisor's outlook for interest rates and the economy. At times, the Fund may make investments in Mortgage-Backed Securities, as described above under "The Government

Securities Fund". As of November 30, 1995, the Fund's average effective portfolio maturity was 4.0 years.

     The Fund does not intend to enter into options or futures transactions with respect to U.S. Government Securities, lend its securities to others, or enter into reverse repurchase agreements. With respect to repurchase agreements, the Fund might incur time delays or losses in the event of the failure of the other party to the agreement to repurchase the securities.

     The Fund is not guaranteed or insured by the U.S. Government, and the value of the Fund's shares will fluctuate.




THE FUND INVESTS SOLELY IN SHORT-TERM U.S. TREASURY SECURITIES


     . The Treasury Fund seeks as high a level of current income as is consistent with capital preservation and the maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. Such obligations include U. S. Treasury Bills, U. S. Treasury Notes and U. S. Treasury Bonds with remaining maturities of 397 days or less. Securities that comprise the Fund may earn less income than longer term securities or lower quality securities that have less liquidity, greater market risk and greater market value fluctuations.


     The Fund will seek to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. In accordance with rules adopted by the Commission, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and to purchase only instruments having remaining maturities of 397 days or less. For more information about the amortized cost method, see "Determination of Net Asset Value" herein and in the Statement of Additional Information.

INCOME MAY BE EXEMPT FROM STATE AND LOCAL TAXES

     In many states, the Fund's income dividends may be exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, see "Taxes" herein.

THE FUND INVESTS FOR CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES


     . The Tax-Free Income Fund seeks as high a level of current income, exempt from federal income taxes, as is consistent with capital preservation, by investing primarily in a diversified portfolio of municipal bonds. These investments may include obligations of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The payments from these investments, in the opinion of the issuer's bond counsel, are exempt in their entirety from federal income tax.


THE FUND CONSISTS PRIMARILY OF INVESTMENT GRADE MUNICIPAL BONDS


     At least 80% of the total assets of the Tax-Free Income Fund will, at all times, be invested in municipal bonds rated within the four highest rating categories, or obligations of issuers having an issue of outstanding municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's, except to the extent the Fund is invested in defensive investments, as described below. See "Appendix A-Description of Bond Ratings" in the Statement of Additional Information for more information regarding ratings of debt securities.


     The Fund also may invest in unrated municipal bonds, if the Advisor believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in securities rated below investment-grade or unrated securities that the Advisor believes are not equivalent in credit quality to municipal bonds in the fourth highest rating category. As of November 30, 1995, the portfolio securities of the Tax-Free Income Fund had an average rating of AA3; the average effective portfolio maturity of the Fund was 13.3 years.


THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND NEW YORK STATE AND CITY INCOME TAXES


     . THE NEW YORK FUND seeks as high a level of current interest income exempt
       -----------------
from federal income taxes and New York State and New York City personal income taxes as is consistent with liquidity and capital preservation, by investing substantially all of its assets in obligations issued by or on behalf of the State of New York and its political subdivisions, agencies, authorities, and instrumentalities ("New York Obligations"), the interest on which, in the opinion of the issuer's bond counsel, is exempt from federal income tax and New York State and City personal income tax. The New York Fund normally will invest substantially all of its net assets in New York Obligations with maturities of more than one year at the time of investment. The Fund may, however, invest up to 20% of its net assets in short-term New York Obligations.

THE FUND CONSISTS PRIMARILY OF INVESTMENT GRADE MUNICIPAL BONDS


     At least 80% of the total assets of the New York Fund will, at all times, be invested in municipal bonds rated within the four highest rating categories, or obligations of issuers having an issue of outstanding municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's, except to the extent the New York Fund is invested in defensive investments, as described below. See "Appendix A - Description of Bond Ratings" to the Statement of Additional Information for more information regarding ratings of debt securities.


     The New York Fund also may invest in unrated municipal bonds, if the Advisor believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the New York Fund's total assets may be invested in securities rated below investment-grade or unrated securities that the Advisor believes are not equivalent in credit quality to municipal bonds in the fourth highest rating category. As of November 30, 1995, the portfolio securities of the New York Fund had an average rating of A3; the average effective maturity of the Fund was
11.6 years.


     Due to the New York Fund's concentration in New York Obligations, the Fund is more susceptible to factors adversely affecting issuers of New York Obligations than a municipal bond fund which is diversified nationally. Because the Fund invests at least 80% of its assets in New York Obligations, its net asset value is particularly sensitive to changes in the economic condition and governmental policies of the State of New York. For example, the economic condition of a significant industry within New York may have a corresponding effect on specific issuers within New York or on anticipated revenue to the State. Other factors that may negatively affect economic conditions in New York include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing. In recent years, New York State, New York City and other New York public bodies have encountered financial difficulties, and New York City is currently encountering financial difficulties, which could have an adverse effect with respect to the performance of the Fund. On January 17, 1995, Standard & Poor's placed the City's general obligation bonds on Credit Watch with negative implications. The Advisor does not believe, however, that the current economic conditions in New York will have a significant adverse effect on the Fund's ability to invest in high quality New York Obligations.
For additional information pertinent to investment in New York Obligations, see "Appendix B - Economic Conditions in New York" to the Statement of Additional Information.

The Fund seeks high current income exempt from federal and Pennsylvania income taxes


     . THE PENNSYLVANIA FUND seeks as high a level of current interest income exempt from federal income taxes and Pennsylvania personal income taxes as is consistent with liquidity and capital preservation, by investing substantially all of its assets in obligations issued by or on behalf of the Commonwealth of Pennsylvania (the "Commonwealth" or "Pennsylvania") and its political subdivisions, agencies, authorities, and instrumentalities ("Pennsylvania Obligations"), the interest on which, in the opinion of the issuer's bond counsel, is exempt from federal income tax and Pennsylvania personal income tax. A general discussion of municipal bonds is contained in the description of the New York Fund, above.


     Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund's Declaration of Trust provides that the Fund will invest for income earnings rather than trading for profit, and that the Fund have no power to vary its portfolio investments except to (i) eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the investments of the Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) maintain a constant net asset value per unit pursuant to, and in compliance with, an order or rule of the U.S. Securities and Exchange Commission (the "Commission"); (iv) reinvest the earnings from securities in like securities; or (v) defray normal administrative expenses (the "Pennsylvania Requirements"). Pennsylvania has enacted legislation which eliminated the necessity for the foregoing investment restrictions. The Fund is in the process of soliciting shareholder approval to amend the Declaration of Trust to eliminate the Pennsylvania Requirements, and upon the completion of this process, if the shareholders grant their approval, the Pennsylvania Requirements will no longer apply. However, until the Declaration of Trust is amended, the Pennsylvania Fund continues to be governed by such investment restrictions.


     The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania Obligations with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania Obligations. All of the Pennsylvania Obligations in which the Pennsylvania Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, possess equivalent investment characteristics, as determined by the Advisor. See "Appendix A-Description of Bond Ratings" to the Statement of Additional Information for more information regarding ratings of debt securities. As of November 30, 1995, the portfolio securities of the Pennsylvania Fund had an average rating of AA3; the average effective portfolio maturity for the Fund was 12.0 years.

THE FUND CONSISTS PRIMARILY OF HIGH-GRADE MUNICIPAL BONDS


     At least 75% of the Pennsylvania Fund's assets will be invested in (a) municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, that, in the opinion of the Advisor, possess equivalent investment characteristics; (b) municipal notes rated "SP-1" or higher by Standard & Poor's or "MIG-2" or higher by Moody's or, if not rated, that, in the opinion of the Advisor, possess equivalent investment characteristics; and (c) tax-exempt commercial paper rated "A-1" or higher by Standard & Poor's or "Prime-1" by Moody's or, if not rated, that, in the opinion of the Advisor, possess equivalent investment characteristics. The Pennsylvania Fund cannot invest in municipal obligations or notes rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or unrated securities that possess investment characteristics equivalent to these securities, in the opinion of the Advisor.


     Due to the Pennsylvania Fund's concentration in Pennsylvania Obligations, the Fund is more susceptible to factors adversely affecting issuers of Pennsylvania Obligations than a municipal bond fund which is diversified nationally. Because the Fund invests at least 80% of its assets in Pennsylvania Obligations, its net asset value is particularly sensitive to changes in the economic condition and governmental policies of Pennsylvania. For example, the economic condition of a significant industry within Pennsylvania may have a corresponding effect on specific issuers within Pennsylvania or on anticipated revenue to the Commonwealth.


     Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing. For additional information pertinent to investment in Pennsylvania Obligations, see "Appendix C
- Economic Conditions in Pennsylvania" to the Statement of Additional
Information.


* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
INFORMATION RELEVANT TO THE INVESTMENT PRACTICES OF SEVERAL FUNDS


     Information Relevant to All Funds

PERIODICALLY THE FUNDS MAY BE LESS THAN FULLY INVESTED

     Depending upon the Advisor's appraisal of the availability of attractive securities and upon its judgment with respect to market conditions, a Fund may be less than fully invested.

     There can be no assurance that a Fund's objective will be attained.


     None of the Funds may invest in illiquid securities, or engage in short sales of securities.


     All of the Funds, except the Treasury Fund, may also invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases fixed-income securities and simultaneously agrees to resell these holdings to the counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities would be less than the repurchase price stated in the agreement. Bankruptcy or insolvency of such a defaulting counterparty may cause a Fund to delay or limit its rights concerning these securities. For more information about repurchase agreements, please refer to the Statement of Additional Information.


     Information Relevant to the Fixed-Income Funds


     The market prices of debt securities, including those issued by the U.S. government, are inversely affected by interest rate changes. As a result, the net asset value of the shares of Funds holding debt securities will fluctuate with conditions in the debt securities market. Debt securities with longer maturities and longer effective durations (a measure of an instrument's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than debt securities with shorter maturities or shorter effective durations.


     The Bond, New York and Tax-Free Income Funds, and the bond portion of the Balanced Fund, may invest without limitation in debt securities in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may invest up to 25% of its assets in such debt securities. While considered "investment-grade", these securities may have more speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If a debt security in any of the Funds is downgraded below investment-grade, the Advisor will determine whether selling the security is in the shareholders' best interest. To arrive at this decision, the Advisor will consider several factors, including price, credit risk, market conditions and the prospective trend in interest rates.


     The assets of the Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short-Intermediate Government Funds and the bond portion of the Balanced Fund may include securities that have been purchased on a when-issued or delayed-delivery basis. Delivery of and payment for these securities could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for comparable securities. However, when the Fund makes a commitment to purchase the securities, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the securities, but may sell those holdings before settlement date if, in the Advisor's opinion, such action would benefit shareholders. When a Fund purchases securities on a when-issued or delayed-delivery basis, it will provide its custodian with enough assets to pay the purchase price of these securities upon delivery. Payment would be in the form of cash, cash equivalents, or short-term, high grade, fixed-income securities. This policy ensures that the use of when-issued or delayed-delivery purchases does not have the effect of leveraging the portfolio.


     The Bond, Government Securities, Short-Intermediate Government and Balanced Funds may also enter into "dollar rolls". A dollar roll occurs when a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a segregated account with liquid, short-term, high grade debt securities. Dollar rolls in which the Funds may invest will be limited to covered rolls.





     Information Relevant to the Tax-Exempt Funds


     Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax ("AMT"). Municipal bonds whose interest is a preference item for AMT purposes will comprise less than 20% of each of the Tax-Free Income and New York Funds' total assets. From their inceptions through March 25, 1996, the Tax-Free Income and New York Funds did not hold private activity bonds. However, past investment strategies are not necessarily indicative of the Funds' future investment program. The Pennsylvania Fund does not presently intend to purchase bonds subject to the AMT. For more information on private activity bonds, refer to the section entitled "Taxes" below.


     Any gain or loss from the sale of a tax-exempt security will generally be treated as either a short-term or long-term capital gain or loss for the Fund, depending on the holding period. Capital gains distributions are fully taxable.

STRATEGIES TO PROTECT SHAREHOLDER CAPITAL IN TIMES OF MARKET WEAKNESS


     Should the Advisor anticipate a rise in interest rates, and a corresponding decline in value of long-term municipal bonds, the Tax-Free Income, New York and Pennsylvania Funds may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital. Such investments may include notes issued by or on behalf of municipal issuers; U.S. Government Securities; instruments of domestic banks; repurchase agreements; domestic commercial paper; and other cash-type investments.


     Under these conditions, the Pennsylvania Fund will limit its investments in securities other than Pennsylvania obligations to 20% of its assets. With respect to non-governmental issuers the Pennsylvania Fund will limit these investments to obligations of issuers whose quality rating at the time of purchase is within the two highest categories of either Standard & Poor's or Moody's.


     The interest on municipal obligations issued by states other than New York or Pennsylvania, for the New York and Pennsylvania Funds, respectively, is exempt only from federal income tax. Interest on certain qualifying U.S. Government Securities, but not all such securities, is exempt only from state personal income tax. Interest on instruments of domestic banks, repurchase agreements, domestic commercial paper, and other cash-type investments are generally fully subject to both federal and any applicable state income taxes.


     The New York, Pennsylvania and Tax-Free Income Funds may purchase and sell certain exchange-traded financial futures contracts and related options for the following reasons:


     . to hedge against adverse changes in interest rates;


     . to protect against depreciation of municipal bond investments; or


     . to hedge against increases in the cost of prospective municipal bond investments.


     None of the New York, Pennsylvania or Tax-Free Income Funds will purchase and sell financial futures contracts or related options if, immediately after purchase, the sum of the amount of initial margin on existing futures positions and premiums paid for outstanding options exceeds 5% of the Fund's total assets. Options and futures transactions involve certain risks; however, the Advisor believes that since the New York, Pennsylvania and Tax-Free Income Funds will engage in these transactions for hedging purposes only, these portfolio strategies will not subject these Funds to the risks frequently associated with the speculative use of options and futures transactions. However, there are certain risks related to futures transactions used for hedging purposes that you should understand. These include: (i) incorrect forecasts of interest rates by the Advisor, which may result in the hedge being ineffective; (ii) possible lack of a liquid secondary market for a financial futures contract, which may result if the particular market exceeds its daily price fluctuation limit, or for other reasons, in which case the New York, Pennsylvania or Tax-Free Income Fund may be adversely affected by its inability to close out its futures position; and (iii) imperfect correlation between the change in the market value of a Fund's municipal bonds and the prices paid for futures contracts, which may result in the hedge being ineffective. From their inceptions through April 1, 1996, none of the New York, Pennsylvania or Tax-Free Income Funds has engaged in any of the hedging transactions described above. For further information on financial futures contracts and options, please refer to "Investment Objectives and Policies" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS


   Board of Directors - Board of Trustees


     The Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund (together, the "Boards") consist of ten individuals, two of whom are "interested persons" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Boards are responsible for the overall supervision of the operations of the Funds and performs the various duties imposed on the directors of investment companies by the 1940 Act.

   Investment Advisor


     The Advisor's indirect owners are major insurance companies with combined
assets of over $18 billion.   The Advisor is a Vermont general partnership whose
general partners are affiliates of three of the nation's major insurance companies, with aggregate assets of over $18 billion. The partners are:


     . Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National
       Life Insurance Company ("National Life"),

     . ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual
       Life Insurance Company ("Provident Mutual"),

     . HTK of Delaware, Inc., an affiliate of The Penn Mutual Life Insurance
       Company ("Penn Mutual"), and

     . Sentinel Management Company, a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual.


     The principal business address of the Advisor is National Life Drive, Montpelier, Vermont 05604. Subject to the direction and control of the Boards, the Advisor makes the investment decisions for the Funds and provides certain administrative and related services. For these services to the Funds, the Advisor receives a fee, based on the aggregate average daily value of net assets of the Funds at the following annual rates:

     (1)  With respect to the Emerging Growth, Growth, World and Balanced Funds:
          0.70% per annum on the first $200 million of average daily net assets of such Funds in the aggregate;
          0.65% per annum on the next $100 million of such assets;
          0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million.
     (2)  With respect to the Common Stock Fund:
          0.55% per annum on the average daily net assets of the Fund.


     (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short-Intermediate Government Funds,:
          0.55% per annum on the first $200 million of average daily net assets of such funds in the aggregate;
          0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million.


     (4)  With respect to the Pennsylvania Fund:
          0.55% per annum on the first $50 million of average daily net assets of such funds in the aggregate;
          0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million.
     (5)  With respect to the Treasury Fund:
          0.40% per annum on the first $300 million of average daily net assets of the Fund; and
          0.35% per annum on such assets in excess of $300 million.


     Portfolio Managers


     The Common Stock Fund and the Emerging Growth Fund are managed by teams of investment professionals led by Keniston P. Merrill. Mr. Merrill is Chairman of the Board of the Company and the Pennsylvania Fund and has been associated with the Advisor and its predecessor since 1982, serving as Chairman and Chief Executive Officer since 1986. He has a total of 38 years experience as an investment professional.

     The portfolio manager for the Growth Fund is Robert L. Lee, Vice President of the Advisor. Mr. Lee is a Chartered Financial Analyst. Mr. Lee assumed responsibility for the Fund in November, 1993, when he joined the Advisor. Prior to that time he was a Vice President at Shawmut National Corporation.


     The Balanced Fund's portfolio manager is Rodney A. Buck, Senior Vice President of the Advisor. Mr. Buck is a Chartered Financial Analyst, and has been the Fund's portfolio manager since 1982. He is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of National Life. Mr. Buck has been employed by the Advisor or its affiliates since 1972.


     The portfolio manager for the Bond Fund and the Treasury Fund is Richard D. Temple, Vice President of the Advisor. He has been the Bond Fund's portfolio manager since 1985 and has been employed by the Advisor or its affiliates since 1969.


     The portfolio manager of the Government Securities and Short-Intermediate Government Funds is David M. Brownlee, Vice President of the Advisor. Mr. Brownlee is a Chartered Financial Analyst. Prior to joining the Advisor in 1993, Mr. Brownlee was a Managing Director at Aetna Life and Casualty.


     The portfolio manager of the Tax-Free Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of the Advisor. Mr. Hart has been with the Advisor since 1990, and prior to that he was employed by Sentinel Administrative Service Corporation and Shearson Lehman Brothers.

   Sub-Advisor

CASHMAN FARRELL AND ASSOCIATES SERVES AS SUB-ADVISOR TO THE WORLD FUND

     With respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with the Sub-Advisor, Cashman Farrell and Associates. Pursuant to such agreement, the Sub-Advisor provides the Advisor with a continuous investment program consistent with the World Fund's stated investment objectives and policies. The sub-advisory agreement provides for a fee from the Advisor to the Sub-Advisor of the greater of (a) a monthly fee equal to 0.03125% (0.375% per annum) of the average daily net assets of the Fund up to $500 million and 0.025% (0.30% per annum) of such average net assets in excess of $500 million, or (b) $20,000 per annum. The effective fee rate paid by the Advisor to the Sub-Advisor for the fiscal year ended November 30, 1995 was 0.375% per annum.

     The Sub-Advisor is located at 1235 Westlakes Drive, Berwyn, PA, 19312.


     The World Fund's portfolio manager since June 1994 has been Erik B. Granade, a Partner of the Sub-Advisor. Mr. Granade is a Chartered Financial Analyst. He has been associated with the Sub-

Advisor since June 1994. Prior to that time he was an International Portfolio Manager with Provident Capital Management, Inc.

   Administration


     In accordance with Fund Services Agreements with the Funds, Sentinel Service serves as the transfer agent for the Funds and also provides the Funds with certain fund accounting, financial administration and shareholder relations services. To perform the transfer agency function, Sentinel Service utilizes the computer system of DST Systems, Inc., ("DST") on a remote basis through Investors Fiduciary Trust Company ("IFTC").


     The Fund Services Agreements provides for the Company and the Pennsylvania Fund to pay to Sentinel Service fixed fees of $842,500 per year and $84,000 per year, respectively, for fund accounting and financial administration services. They also provide for annual fees payable by the Company and the Pennsylvania Fund for transfer agency and shareholder relations services of $2,563,000 and $37,000, respectively, plus an amount equal to an annual rate of $15 per shareholder account in excess of 106,500 and 1,500, respectively, as of the last day of the month preceding the installment due date. The fixed fees are subject to increase under inflation clauses approved by the Boards. The Funds must pay for remote access to the computer system of DST. Generally this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fees, as a percentage of net assets for transfer agency and shareholder servicing are somewhat higher than industry norms. However, the Boards believe that such fees are warranted in light of the level of service provided.


     In addition, Sentinel Service has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Class A shares of the Funds (excluding the World Fund) from exceeding 1.30% of average aggregate daily net assets in any fiscal year. However, the expense ratios of the individual Funds vary, and no reimbursement need be made under this agreement if an individual Fund's expense ratio exceeds 1.30%, as long as the overall expense ratio of the Funds (excluding the World Fund) is less than 1.30%. For the fiscal year ended November 30, 1995, the overall aggregate expense ratio of the Funds (excluding the World Fund), was 1.11%, and no reimbursement was made under this agreement. Sentinel Service has also voluntarily agreed to reimburse the Pennsylvania Fund, the Short-Intermediate Government Fund, the Treasury Fund and the World Fund for expenses necessary to limit such Funds' individual expense ratios to 0.75%, 1.00%, 0.85% and 2.00%, respectively. Although Sentinel Service has no present intention to do so, these arrangements may be terminated at any time.

     Sentinel Service is also a Vermont general partnership of which affiliates of National Life, Provident Mutual and Penn Mutual are the general partners.

CUSTODIAN

     IFTC serves as the Custodian and Dividend Paying Agent for the Funds. IFTC is an affiliate of State Street Bank.

THE DISTRIBUTOR


     The Distributor, Sentinel Financial Services Company, whose address is National Life Drive, Montpelier, Vermont 05604, serves as national distributor for the Funds under the terms of agreements which became effective March 1, 1993. The Distributor has the exclusive right to distribute shares of the Funds through broker-dealers with whom it has selling agreements. The Distributor is a general partnership of which affiliates of National Life, Provident Mutual and Penn Mutual are the general partners.

DISTRIBUTION PLANS


     On March 1, 1993, each of the Funds, except for the Treasury, Short-Intermediate Government and New York Funds, adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, applicable to their Class A shares. On March 27, 1995, the Short-Intermediate Government Fund adopted a supplemental distribution plan pursuant to Rule 12b-1 under the 1940 Act, applicable only to it and both the Short-Intermediate Government Fund and the New York Fund became subject to the existing distribution plan for all of the other Funds. Effective April 1, 1996, the Emerging Growth, World, Common Stock, Balanced, Bond and Tax-Free Income Funds adopted a Class B Distribution Plan applicable only to the Class B shares of these Funds. These distribution plans are herein referred to as the "Plans". Neither the Class A nor the Class B shares of the Treasury Fund is a participant in the Plans and none of the fees paid by the other Funds pursuant to the Plans will be used to reimburse the Distributor for expenses incurred in connection with the distribution of Treasury Fund shares.


     Under the Plans applicable to the Class A shares, each participating Fund will pay to the Distributor a monthly fee at the maximum annual rate of (a) .30% of average daily net assets in the case of the Emerging Growth, Growth, World, Common Stock and Balanced Funds, (b) .20% of average daily net assets in the case of the Bond, New York, Pennsylvania, Tax-Free Income and Government Securities Funds, or (c) .35% of average daily net assets in the case of the Short-Intermediate Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occupancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promoting and selling shares of such Fund to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, and any supplement thereto used in connection with the offering of such Fund's shares to the public, or any reports and other communications for distribution to existing shareholders, and service fees paid to securities dealers who have executed a selling agreement with the Distributor.


     Under the Plan applicable to the Class B shares, the Class B shares of each of the Emerging Growth, World, Common Stock, Balanced, Bond and Tax-Free Income Funds will pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments, and for the other types of distribution, sales and marketing expenditures detailed in the preceding paragraph for the Plans applicable to the Class A shares.


     These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.


     To dealers, the Distributor pays, in the case of the Class A shares of the Emerging Growth, Growth, World, Common Stock and Balanced Funds, .20% per annum of average net assets owned by clients of the dealer who acquired such shares on or after March 1, 1993; in the case of the Class A shares of the Bond, New York, Pennsylvania, Tax-Free Income and Government Securities Funds, .10% per annum of the Funds' average net assets owned by clients of the dealer who acquired such shares on or after March 1, 1993, or, in each case, who acquired their shares in the acquisitions of ProvidentMutual Fund or Independence Capital Group of Funds assets by the Funds; and in the case of the Short-Intermediate Government Fund,
 .25% per annum of the average net assets owned by clients of the dealer. In the case of Class B shares of the Emerging Growth, World, Common Stock, Balanced, Bond and Tax-Free Income Funds, the Distributor pays to dealers a service fee which varies based on the total assets in Class B shares of the Funds for which each registered representative of such dealer is the registered representative of record, as follows:


ASSETS IN CLASS B SHARES
OF THE FUNDS FOR WHICH A
PARTICULAR INDIVIDUAL IS
REGISTERED REPRESENTATIVE                 ANNUAL BROKER-DEALER
OF RECORD                                 SERVICE FEE
-------------------------                 --------------------
$0 - $99,999                                       -0-
$100,000 - $199,999                                0.10%
$200,000 - $999,999                                0.25%
$1,000,000 and over                                0.50%



In no case will the Class B shares of any Fund pay service fees which total more than 0.25% per year. To the extent the above schedule requires a payment from the Distributor in an amount exceeding 0.25% of average daily assets of the Class B shares of any Fund, then the Distributor will make such payment and will not be entitled to recover the excess over 0.25% from the Funds under the Plans. The Class B share service fee for the first year after a purchase will be used to partially recover the cost of the dealer concession paid by SFSC to the selling dealer.

     The portion of the distribution fee consisting of service fees to dealers will be paid out of the general assets of the related Fund and therefore affects all shareholders of each such Fund equally, regardless of whether a service fee payment is made in respect to a particular shareholder's shares. The degree to which each Fund is affected will depend on the percentages of the shares of such Fund which are or are not subject to service fee payments.


     The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year for reimbursable expenses for any Fund that exceed the applicable 0.35%, 0.30%, 0.20% or 1.00% maximums.


HOW TO PURCHASE SHARES

OPENING AN ACCOUNT IS EASY


     You can purchase shares of the Funds through any securities dealer who has a sales agreement with the Distributor. If you already have an account with Sentinel you can purchase shares by mailing your check directly to Sentinel Service.


 Alternative Purchase Options


     The Emerging Growth, World, Common Stock, Balanced, Bond and Tax-Free Income Funds offer prospective investors a choice of two classes of shares, Class A and Class B, which incur sales charges in different forms and amounts and which bear different levels of expenses. These alternative purchase arrangements are designed to enable the investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which may include: the amount and intended length of the investment, the type of Fund, and whether the investor intends to utilize the exchange privilege. Generally, when making an investment decision, investors should at least consider the anticipated life of an intended investment in the Funds, the accumulated distribution fees plus CDSC on Class B shares, the initial sales charge, if any, plus accumulated distribution fees on Class A shares, the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, and the automatic conversion of Class B shares to Class A shares at certain specified times.


     In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Class A Shares - Reduced Sales Charges" and "How to Redeem Shares - Class B Shares - Waiver or Reduction of the CDSC" below.


     There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares accepted is $999,999. The Funds may refuse any order to purchase shares.


     The Growth, New York, Pennsylvania, Government Securities, and Short-Intermediate Government Funds offer only Class A shares. Class B shares of the Treasury Fund are offered only for exchanges from the Class B shares of other Funds, and are not offered for initial purchase. See "Shareholder Services - Exchange Privilege" below.


 Class A Shares


     For all purchases of Class A shares, you pay the public offering price, which equals the net asset value per share (next computed following receipt of your order by Sentinel Service), plus a sales charge (except that in the case of the Treasury Fund, there is no sales charge).


     The sales charge ranges from 5.0% to 0.0% of the offering price (5.3% to 0.0% of the net amount invested). The size of your purchase will determine the amount of your sales charge.


 Class A Shares - Sales Charges

     The table below shows the schedule of sales charges for all of the Funds, other than the Short-Intermediate Government and Treasury Funds.

                                               SALES      DEALER

SALE SIZE                           CHARGE      REALLOWANCE
---------                           ------      -----------

$-0- to $99,999                     5.00%       4.50%
$100,000 to $249,999                4.00%       3.75%
$250,000 to $499,999                2.50%       2.25%
$500,000 to $999,999                2.00%       1.75%
$1,000,000 or more                     0           0

     For the Short-Intermediate Government Fund, the sales charge for sales of up to $999,999 is 1.00%, with a dealer reallowance of 0.75%. For sales of $1,000,000 and over, there is no initial sales charge.


     In cases in which there is no sales charge because the sale is in an amount of $1,000,000 or more, the Distributor will pay dealers compensation of 1.00% for sales of up to $4,999,999, and in an individually negotiated amount for sales of $5,000,000 and over. See "How to Redeem Shares - Class A Shares Purchased in Amounts Over $1,000,000 - CDSC", below.

     Equity Services, Inc., PML Securities Company, Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are wholly-owned subsidiaries of the partners of the Advisor, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of such shares.

 Class B Shares


     For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares (including Class B shares of the Treasury Fund), if you redeem shares during the applicable CDSC period, and no waiver of the CDSC applies. See "How to Redeem Shares - Class B Shares - CDSC" and "How to Redeem Shares - Class B Shares - Waiver or Reduction of the CDSC", below.


     Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase. See "Distribution Plans" above. After such period, the Class B shares automatically convert to Class A shares and are no longer subject to such higher distribution fees. The holding period for Class B shares after which they automatically convert to Class A shares varies depending on the amount of the initial purchase payment. For purchase payments up to $249,999, the automatic conversion occurs at the end of the sixth year; for purchase payments from $250,000 to $499,999, the automatic conversion occurs at the end of the fifth year; and for purchase payments from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.


     Because the CDSC may be lower and the conversion to Class A shares may be faster for purchase amounts of $250,000 and over, it may be advantageous for a shareholder to use a Right of Accumulation or a Letter of Intent in connection with the purchase of Class B shares. These privileges are described below under "How to Redeem Shares - Waiver or Reduction of the CDSC".

     For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to selling broker-dealers, at the time a shareholder purchases Class B shares, of amounts equal to the following percentages of the purchase amount, for each of the Funds offering initial purchases of Class B shares:


AMOUNT OF PURCHASE PAYMENT          BROKER-DEALER PAYMENT
--------------------------          ---------------------
Up to $249,999                              4.0%
$250,000 to $499,999                        2.5%
$500,000 to $999,999                        2.0%



     The Class B shares of the Treasury Fund are only available through exchange from the Class B shares of another Fund. The Class B shares of the Treasury Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets have been exchanged from the Class B shares of another Fund into the Class B shares of the Treasury Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. See "How to Redeem Shares - Class B Shares - CDSC", below.


   Class A Shares-Reduced Sales Charges


YOU CAN RECEIVE A REDUCED SALES CHARGE FOR A NUMBER OF REASONS


       Quantity discounts begin with investments in Class A shares of $100,000 or more. This applies to purchases of Class A shares one or more of the Funds at one time, or to purchases of either Class A shares or Class B shares combined over time, under the "Right of Accumulation", in each case by you, your spouse and children under the applicable age of majority, a trustee or other fiduciary account for these same persons. Additionally, accounts for charitable, religious, educational and similar corporations, associations, or foundations exempt under Section 501(c)(3) or (13) of the Code, retirement plans set up under the Self-Employed Individuals Tax Retirement Act of 1962, and Individual Retirement Accounts ("IRA's") set up under the Employee Retirement Income Security Act of 1974, as amended, may be linked to an individually owned account for this privilege. However, a shareholder may not link individually registered accounts with a participant account in any plan which has multiple accounts linked. To take advantage of this privilege, you must advise your representative at the time of purchase that you are eligible and must provide the fund name(s), registration of account(s), and account number(s). This privilege is not extended to Section 403(b) plans established after March 1, 1993.


     The Letter of Intent (the "LOI") lowers your costs on Class A share investments of $100,000 or more or Class B share investments of $250,000 or more spread over 13 months or, in the case of corporate qualified plans, spread over 30 months. The LOI is not a binding commitment by you to purchase, or the Fund to sell, additional shares. All purchases made for your account within 13 months, or when applicable, 30 months, from the date of the LOI, except reinvested dividends and distributions, will be made at the reduced sales charge for the amount checked on the investment application. Any dividends and distributions will be reinvested without a sales charge and will not be considered in determining whether the LOI has been completed.


     Any purchases of the Sentinel Family of Funds (except the Treasury Fund) made by you within the 90 days preceding the date of your LOI may be included under it. You may also combine the value at the current offering price of any shares you own of other Funds in order to determine the quantity discount which would apply under the LOI.


     The minimum initial investment under a LOI is 2% of the amount indicated in the LOI, and there must be sufficient shares in at least one account owned by you to meet this minimum. Shares representing this amount will be held in escrow by Sentinel Service and released at the end of the 13- or 30-month period or upon completion of the LOI if requested. When multiple accounts are involved, the escrow will be placed on the largest account, unless otherwise specified, but all such escrowed shares must be held in one account.


     If however, such total purchases are less than the LOI amount indicated on the application, and if within 20 days after notification of the amount of the sales charge due, you do not pay such amount due, you irrevocably constitute and appoint Sentinel Service your attorney-in-fact with full power of substitution in the premises to surrender for redemption any or all escrow shares to the extent necessary to pay such amount due and to release the balance of escrow shares, if any, to you. The sale of shares for this purpose will be a taxable event.


     In addition, any group of investors which notifies the Distributor that it will act as a group in purchasing Fund shares, in such a way as to result in reduced selling expenses, will be entitled to be treated as if it were a single entity for purposes of the reduced sales charges for quantity purchases, the Right of Accumulation, and the Letter of Intent.


     Certain investors, subject to limitations, may purchase Fund shares at net asset value. Such investors include current and former Directors of the Funds and predecessors to the Funds; certain current and retired directors, officers, employees and retirees of the general partners of the Advisor and their affiliates; directors, officers, employees and clients of the Sub-Advisor; members of the immediate families of all of the above-referenced individuals; registered representatives of securities dealers that have entered into a sales agreement with the Distributor, and who notify the Distributor of such status at the time of the purchase, and members of their immediate families; non-profit organizations with which any of the above-referenced persons are actively involved; clients of dealers, brokers, registered investment advisors or registered investment advisor representatives who have entered into an agreement with the Distributor providing specifically for the use of shares of a Fund in particular investment programs or products (where such program or product already imposes a fee) made available to clients of such dealer, broker, registered investment advisor or registered investment advisor representative; purchasers who are investing section 403(b) loan principal repayments; purchasers who notify the Distributor that the funds being used for such purchase consist of redemption proceeds from other mutual fund shares for which a sales charge or CDSC has been paid, and such funds in fact come from such source; and investments being transferred from individually managed trust accounts at American Guaranty & Trust Company ("AG&T"). If there is more than one person on an account registration, all persons named in the account registration must qualify. You must notify the Distributor at the time of purchase if you qualify for a front-end sales charge waiver.


 Other Matters Relating to Distribution of Fund Shares


     The Distributor will reimburse all broker-dealers who agree with the Distributor to undertake activities designed to specifically promote the Funds, for costs incurred by such broker-dealers in the course of such activities. The Advisor has adopted a policy under which sales of shares of the Funds may be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.


OPEN AN ACCOUNT WITH AS LITTLE AS $50


     Accounts may be opened with only $50 using the Automatic Investment Plan. Otherwise, the minimum initial investment in any Fund is $1,000, except as otherwise provided in the Statement of Additional Information. The minimum subsequent investment is $50. The Funds reserve the right to reject any order and may charge a fee of $25 for each check returned unpaid due to insufficient funds.

   Purchasing Shares by Check

     Make your checks payable to "Sentinel Administrative Service Company" and remit to:

       Sentinel Administrative Service Company
       P.O. Box 1499
       Montpelier, VT 05601-1499


All checks must be drawn in U. S. dollars on a U.S. bank. The Funds reserve the right not to permit the redemption of shares purchased by check for 15 days after the purchase date.

     A purchase made by check is effected on the day when federal funds are made available to a Fund, usually within one business day after Sentinel Service receives the check. Federal funds are monies held by a commercial bank on deposit in one of the U.S. Federal Reserve branch banks (the "Federal Reserve Banks").

   Purchasing Shares by Wire

ANOTHER EASY WAY TO BUY SHARES

     You may purchase shares by wiring federal funds directly to Sentinel Service when the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open for business.

     To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. If you don't have an application, request one. Complete the application and return it promptly to Sentinel Service.


     Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the fund on the next business day.

   Dealer Wire Purchase Orders

     As a convenience to shareholders, the Distributor will, acting for the funds without charge, ordinarily accept orders from dealers who have sales agreements with the funds for the purchase of shares at the applicable offering price.

HOW TO REDEEM SHARES

FOLLOW THESE EASY STEPS TO REDEEM SHARES

     If your shares are held by Sentinel Service, you can redeem your shares by providing Sentinel Service with the appropriate instructions by mail or otherwise.

     If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by either:


     . Surrendering the certificate in person, to Sentinel Service (National
       Life Drive, Montpelier, Vermont),

     or


     . Mailing a certificate to

       Sentinel Administrative Service Company
       P.O. Box 1499, Montpelier, VT  05601-1499


       We suggest sending certificates by certified mail.


     Sentinel Service is required to redeem your shares at net asset value, less any applicable CDSC, as of the close of business on the day such surrender or appropriate instructions are received, in "good order," prior to 4:00 p.m. on a day that the NYSE is open for business.

IMPORTANT INFORMATION FOR REDEEMING SHARES


     "Good order" means that the instructions must be signed by the registered owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution which meets Sentinel Service's requirements, unless an exception listed below applies. The seal or stamp of a notary public is not acceptable. You are not required to provide a signature guarantee when:


     . the proceeds of the redemption do not exceed $50,000 in any one day and the proceeds check is made payable to the registered owner(s) and mailed to the record address (provided the record address has not been changed within the past 30 days), or


     . the proceeds of the redemption are payable to one of the Advisor's parent corporations or an affiliate.


 Class B Shares - CDSC


     If you redeem Class B shares, a CDSC may be imposed. Whether a CDSC is imposed and the amount of the CDSC depends on the amount of your purchases and the number of years since you made the purchase from which an amount is being redeemed. Partial redemption requests will be increased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. Purchases are subject to the CDSC according to the following schedules:


     For purchase amounts of up to $249,999:


YEAR SINCE PURCHASE
PAYMENT WAS MADE                          CDSC PERCENTAGE
----------------                          ---------------
First                                           4%
Second                                          4%
Third                                           3%
Fourth                                          2%
Fifth                                           2%
Sixth                                           1%



     For purchase amounts from $250,000 to $499,999:


YEAR SINCE PURCHASE
PAYMENT WAS MADE                          CDSC PERCENTAGE
----------------                          ---------------
First                                           3.5%
Second                                          3%
Third                                           2%
Fourth                                          1%
Fifth                                           1%



     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282- FUND (3863)

     For purchase amounts from $500,000 to $999,999:


YEAR SINCE PURCHASE
PAYMENT WAS MADE                          CDSC PERCENTAGE
----------------                          ---------------
First                                           3%
Second                                          2%
Third                                           1%
Fourth                                          1%



     In determining whether a CDSC is payable, redemptions are taken first from any shares acquired through reinvestment of distributions, or any other shares as to which a waiver of the CDSC is applicable. The purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected. The amount of the CDSC will be equal to the applicable CDSC percentage multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.


     If you exchange Class B shares into Class B shares of the Treasury Fund, the time during which these assets are held in the Class B shares of the Treasury Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if such Class B shares of the Treasury Fund are ultimately redeemed, a CDSC will apply in the amount that would have been applicable on the date the assets were exchanged into the Class B shares of the Treasury Fund, regardless of how long the Class B shares of the Treasury Fund were held. Also, if the Class B shares of the Treasury Fund are then further exchanged into Class B shares of another Fund, and such shares are ultimately redeemed, a CDSC will apply in the amount that would have been applicable if the total holding period for the shares was the period during which Class B shares of Funds other than the Treasury Fund were held. In such a case, the automatic conversion into Class A shares of the same Fund will occur only after Class B shares of Funds other than the Treasury Fund have been held for the six, five or four year period, as applicable.


 Class B Shares - Waiver or Reduction of the CDSC


     You are subject to a reduced CDSC for quantity purchases, as indicated above, or when you buy shares in connection with the Right of Accumulation or a Letter of Intent. The Right of Accumulation will apply to purchases of Class B shares when you and members of your family own Class A shares and Class B shares in the aggregate of more than $250,000. See "How to Purchase Shares - Class A Shares - Reduced Sales Charges" for more information on the Right of Accumulation and the Letter of Intent.


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

     The CDSC applicable to Class B shares may be waived in the following situations when the Funds have been notified at the time of redemption:


     The Distributor may require documentation prior to waiver of the CDSC, including, without limitation, certification by plan administrators, applicable tax forms, or death certificates.


       1. Redemptions of shares acquired from the reinvestment of income distributions and/or capital gains distributions;


       2. Redemptions from the account of a shareholder (including one who owns the shares as joint tenant with his or her spouse) following his or her death, provided the redemption is requested within one year of the shareholder's death;


       3. Redemptions which result from ERISA or IRS requirements that mandate that a distribution be made from a qualified retirement plan or individual retirement account;


       4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code; and


       5. Redemptions in amounts up to 10% annually of the account's then current net asset value annually.


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

  Class A Shares Purchased in Amounts Over $1,000,000 - CDSC


     In the case of a purchase of Class A shares with no front-end sales charge because the sale is in an amount of $1,000,000 or more, if the shares purchased are redeemed within one year of the purchase, a CDSC will be imposed in the amount of 1.00%. If the shares are redeemed during the second year after the purchase, a CDSC of 0.50% will be imposed. After the second year, no CDSC will apply. As with the CDSC payable on redemptions of Class B shares, the CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. Partial redemption requests will be increased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. The Distributor receives the entire amount of any CDSC paid. The CDSC is currently waived in all of the same circumstances as specified under "Class B Shares - Waiver or Reduction of the CDSC" above. In determining whether a CDSC is payable, the Funds will first redeem shares not subject to any charge.











     Other Information on Redeeming Shares

     Normally, Sentinel Service will mail you payment for such shares within seven days after it receives all documents required to process the redemption. Exceptions to this policy include any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on such Exchange is restricted, or the Securities and Exchange Commission (the "Commission") deems an emergency to exist.


     Additional documentation may be required to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right not to honor redemption requests where shares to be redeemed have been purchased by check within 15 calendar days prior to the date the redemption request is received.


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

     If you write a check to redeem Class A shares (see "Shareholder Services-Check Writing Privileges" below) in the Government Securities, Bond, New York, Pennsylvania, Tax-Free Income, Short-Intermediate Government or Treasury Funds, Sentinel Service normally will not honor the redemption check if those shares have been purchased less than 15 calendar days prior to the date the redemption request is presented to Sentinel Service.

     Distributions from retirement plans may be subject to withholding by the Internal Revenue Service ("IRS") under the Internal Revenue Code of 1986, as amended (the "Code").

     Due to the expense of maintaining accounts with small balances, the Funds reserve the right to liquidate and to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.


     401(k), pension and profit-sharing plans which elect to have individually registered accounts for the benefit of plan participants will be assessed an annual service fee for each participant account. The fee will be deducted automatically from each participant account in June of each year unless prepaid. The fee assessed will vary based upon the average account value of all participant accounts within the plan, and will be as set forth below:


     Average Account            Fee Per Participant
     Value                      Account
     ---------------            -------------------
     0-$1000                           $20.00
     $1000 - $2999                     $10.00
     $3000 and over                    No fee


   Dealer Wire Redemption Orders


     For the convenience of shareholders, the Distributor, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. (The net asset value may be more or less than your initial cost. It is computed as described below on days on which the NYSE is open.) Such orders to repurchase shares of the Funds are confirmed on the same basis as orders to purchase. Brokers are not prohibited from charging for their service for such a redemption.

   Telephone Redemption


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

YOU CAN REDEEM BY TELEPHONE


     Unless otherwise specified when opening your account or by subsequently submitting a Telephone Authorization and Request with a proper signature guarantee and supporting documents where applicable, you may redeem up to $1,000,000 from your account each business day.

     In such instances, you may request that the proceeds be sent directly to a predesignated commercial bank account. If you do not provide the name of a bank, the proceeds will be sent automatically to the address of record, provided the address has not been changed within the preceding 30 days.

     You must furnish a signature guarantee when making any change in redemption instructions. To redeem shares by telephone, please call Sentinel Service.

     If proceeds are wired to your bank, a fee normally not greater than $25 will be deducted from the proceeds. Neither the Funds, the Advisor nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent such losses taking into account the cost of such procedures and the potential risk of loss. In processing telephone exchange or redemption requests, the Funds will determine that reasonable procedures are employed to confirm that such telephone instructions are genuine, and if such procedures are not employed, the Funds may be liable for any resulting losses. Such procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.

NO FEES FOR TELEPHONE REDEMPTIONS


     No fees are charged for telephone redemptions; however, service fees described above may apply, and the CDSC described above under "How to Redeem Shares" may apply.


TAX-DEFERRED RETIREMENT PLANS

THE FUNDS CAN BE USED IN MANY TYPES OF PLANS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. Fund shares may be purchased by all types of tax-deferred retirement plans, including Keogh Plans, Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plans; Section 403(b) Plans, Section 457 Plans, and other corporate pension and profit-sharing plans.

  American Guaranty & Trust Company, a Delaware trust company and an affiliate of the Advisor, will act as a custodian for IRAs and


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

403(b) plans, if desired, and will charge an annual fee of $15 per participant account. This fee will be deducted automatically from the account in November of each year unless prepaid. Sentinel Service will act as agent for the custodian and will receive from the custodian $12 of the above annual fee per participant account. A fee of $25 is assessed for transferring assets. Consult your tax advisor for details regarding deductibility of contributions to IRAs.


     The Funds intend to enter into agreements with third parties who will provide administrative services to section 403(b) plans, which are qualified retirement savings plans for employees of governmental and charitable institutions. The Funds may assess an annual fee in an amount of up to $100 to accounts in 403(b) plans which have elected to obtain administrative services from third party administrators pursuant to the agreements between such administrators and the Funds. Such third party administrators may include both affiliates of the Advisor and nonaffiliates.

DETERMINATION OF NET ASSET VALUE

HOW THE VALUE OF FUND SHARES IS DETERMINED

     Net asset value for each Fund is calculated once each business day at 4:00 p.m., Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. Securities that comprise the Funds are valued as shown below:


     . Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

     . Unlisted and listed securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices.

     . Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service.


     . Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

     . Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers are used.

     The Treasury Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument.


     For information and assistance call your Registered Representative or
                    Investor Services 1-800-282-FUND (3863)

     The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

WHEN THE FUNDS PAY DIVIDENDS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Each Fund pays dividends substantially equivalent to its net investment income in accordance with the following schedule.


FUND                                DIVIDENDS PAID
----                                --------------
Growth Fund...............................Annually
Emerging Growth Fund......................Annually
World Fund................................Annually
Common Stock Fund........................Quarterly
Balanced Fund............................Quarterly
Bond Fund..................................Monthly
Government Securities Fund.................Monthly
Short-Intermediate Government Fund.........Monthly
Tax-Free Income Fund.......................Monthly
New York Fund..............................Monthly
Pennsylvania Fund..........................Monthly


     The Treasury Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and may be omitted on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income.

     Distributions of any net realized gains for a fiscal year are paid in December, following the November 30th fiscal year-end. Income dividends and capital gains distributions will be reinvested automatically in Fund shares at net asset value at the close of business on the designated record date, unless you elect otherwise (see "Shareholder Services-Distribution Options" below).


     Allocation of Income, Gains, Losses and Expenses. Allocation of income, gains and losses of each Fund shall be allocated pro rata according to the net assets of each class.


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

Allocation of expenses not allocated to a specific class of each Fund other than the Money Market Fund shall be allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class. Allocations in the case of the Money Market Fund shall be made (i) to each share without regard to class, provided that the Fund has received undertakings from the Advisor or any other provider of services to the Fund, agreeing to waive or reimburse the Fund for payments to such service provider by one or more classes, as allocated as described above, to the extent necessary to assure that all classes of the Funds maintain the same net asset value per share, or (ii) on the basis of relative net asset value.


TAXES

HOW INCOME AND GAINS ARE TAXED


     General. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under the code. qualifying funds (but not their shareholders) are free from federal income tax on net ordinary income and net realized capital gains distributed to shareholders. The funds intend to distribute substantially all of this income and gain.


     Unless your shares are held in a tax-deferred retirement plan, or in the New York, Pennsylvania or Tax-free Income Funds, which are discussed below, you are subject to ordinary income tax for federal income tax purposes on dividends from investment income and distributions made from an excess of net short-term capital gains over net long-term capital losses (together referred to as "ordinary income dividends"). Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options and futures) ("capital gain dividends") are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time you have owned your shares. Distributions in excess of a fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).


     Any loss incurred on the sale or exchange of shares of a fund held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any capital gain dividends received with respect to such shares. In addition, with respect to the New York, Pennsylvania and Tax-Free Income Funds such loss will be disallowed to the extent of any "exempt-interest dividends" paid, as defined in section 852(b)(5) of the code.

     No gain or loss will be recognized by class b shareholders for federal income tax purposes on the conversion of their Class B


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3865)
shares into class a shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.


     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent of the sales charge the shareholder would have owed in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.


     A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other shares of the same fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Dividends generally are taxable to shareholders even though they are reinvested in additional shares (unless they are designated as exempt-interest dividends). Each fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends no later than 60 days after the close of its taxable year.


     A portion of a fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the code, if certain requirements are met. if a fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as if it were paid by the fund and received by its shareholders on December 31st of the year in which the dividend was declared.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding include the following:


     . Those for whom no certified taxpayer identification number is on file with Sentinel Service,


     . Those who have furnished Sentinel Service with an incorrect certified taxpayer identification number, and


     . Those identified by the IRS.



     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

     When establishing an account, you must certify, under penalty of perjury, that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


     Ordinary income dividends paid to nonresident alien shareholders or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. If you are a nonresident alien shareholder, consult your tax advisor concerning the applicability of the United States withholding tax.


     By law, interest income from obligations of the U.S. Treasury is exempt from state and local taxes. Many states with income taxes permit this exemption to be passed through to dividends of regulated investment companies that invest in such securities. Therefore, many shareholders can expect to receive Treasury Fund dividends and a significant portion of Government Securities Fund and Short-Intermediate Government Fund dividends free of state and local taxes. If you have a taxable account and live in a state that imposes income taxes, consult with your tax advisor to determine whether all or part of the dividends from the Treasury Fund, the Government Securities Fund or the Short-Intermediate Government Fund are exempt from state and local taxation. In any case, such income will not be exempt from federal income tax. Furthermore, capital gains, if any, realized by such Funds will not be exempt from federal taxes or, generally, from state and local taxes.


     Dividends and/or interest received by the World Fund and to a lesser extent, the Bond Fund and to a much smaller degree, the Balanced Fund and the Common Stock Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the World Fund. If more than 50% in value of the World Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intend, to file an election with the Internal Revenue Service pursuant to which shareholders of such fund will be required to include their proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)
income resulting from the World Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The World Fund will report annually to its shareholders the amount per share of such withholding taxes.


     Under Code Section 988, gains or losses of the World Fund from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the World Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the World Fund would not be able to make ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in fund shares (assuming the shares were held as a capital asset).

     The foregoing description relates only to federal income taxes. You should consult with your tax advisor as to the availability of any exemptions from state or local taxes.


     New York, Pennsylvania and Tax-Free Income Funds.


     Each of the New York, Pennsylvania and Tax-Free Income Funds intend to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt interest dividends" to shareholders. Such dividends are excludable from gross income for federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of an individual's Social Security benefits and Railroad Retirement benefits subject to federal income taxes. All or a portion of the New York, Pennsylvania and Tax-Free Income Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.





     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

     Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends.





     The Code subjects interest received on certain otherwise tax-exempt securities to an AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g. bonds used for commercial or housing purposes). Income received on such bonds is classified as an item of "tax preference" which would subject investors in such bonds, including shareholders of the New York, Pennsylvania and Tax-Free Income Funds, to an AMT.


     Each of the New York, Pennsylvania and Tax-Free Income Funds may purchase private activity bonds and will report to shareholders within 60 days after their taxable year-end on the portion of its dividends declared during the year which is a tax preference item for AMT purposes.


     The Code further provides that corporations are subject to an AMT based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's adjusted current earnings. Because an exempt-interest dividend paid by the New York, Pennsylvania or Tax-Free Income Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay AMT on exempt interest dividends paid by any such Fund.








     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

     The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the New York, Pennsylvania and Tax-Free Income Funds during the taxable year.





      Persons who may be substantial users (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the New York, Pennsylvania or Tax-Free Income Fund should consult their tax advisors before purchasing Fund shares.





     The New York Fund intends to invest primarily in New York Obligations. Distributions from the New York Fund which are attributable to interest income received from such obligations


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)
also will be exempt from New York State and New York City personal income tax.


     The Pennsylvania Fund intends to invest primarily in Pennsylvania Obligations. Distributions from the Pennsylvania Fund which are attributable to interest income received from such obligations also will be exempt from Pennsylvania personal income tax.


     Distributions from the New York and Pennsylvania Funds which are attributable to interest received from qualifying obligations of the U.S. government, its agencies and instrumentalities similarly will be exempt from New York State and New York City or from Pennsylvania personal income tax, respectively. Distributions from these Funds may, however, be subject to taxation at a local level within either New York State (but outside New York
City) or Pennsylvania.


     Exempt-interest dividends paid to a corporate shareholder in the New York Fund will be subject to New York State corporation franchise tax and New York City general corporation tax.


     To the extent exempt-interest dividends paid to a shareholder of the Pennsylvania Fund are excluded from taxable income for federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax. However, an investment in the Pennsylvania Fund by a corporate shareholder may not qualify as an exempt asset for purposes of apportionment of the Pennsylvania capital stock/foreign franchise tax.


     Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia to the extent that such distributions are attributable to interest received from Pennsylvania Obligations or from qualifying obligations of the U.S. Government, its agencies and instrumentalities, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes.


     Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property tax to the extent Pennsylvania Fund assets are comprised of Pennsylvania Obligations and qualifying obligations of the U.S. government, its agencies and instrumentalities on the annual assessment date.


     If the New York and Pennsylvania Funds invest in obligations and allowable investments other than New York Obligations and Pennsylvania Obligations, respectively, a portion of the income


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)
distributed to shareholders may be subject to federal, state and local taxes.


     Shareholders of the New York and Pennsylvania Funds who are subject to taxation by states other than New York or Pennsylvania will realize a lower after-tax return than New York or Pennsylvania shareholders, respectively, since the dividends distributed by the New York and Pennsylvania Funds generally will not be exempt, to any significant degree, from income taxation by such other states. The New York and Pennsylvania Funds will inform shareholders annually as to the portion of such Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from New York or Pennsylvania personal income taxes.


CONSULT WITH YOUR TAX ADVISOR ABOUT TAX IMPLICATIONS OF CERTAIN
DISTRIBUTIONS

     Consult with your tax advisor regarding specific questions about federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury regulations, and relevant state and local tax laws presently in effect. For the complete provisions, refer to the pertinent Code sections and the U.S. Treasury regulations promulgated thereunder, and relevant state and local tax laws. The Code and U.S. Treasury Regulations, and relevant state and local tax laws are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.

SHAREHOLDER SERVICES

MANY CONVENIENT SHAREHOLDER SERVICES ARE AVAILABLE

     When you establish a new account, all dividends and any capital gains distributions are reinvested at net asset value and without charge to purchase additional shares, unless you elect another option. Many other features are available to you, as described below. Minimum account values apply for some.


     Distribution Options: Several options for receiving dividends and capital gains distributions are available, including the ability to reinvest dividends and distributions from shares of one Fund into shares of the same class in another Fund.

     Automatic Investment Plan: This feature affords you the opportunity to dollar-cost average using periodic electronic Funds transfer from your bank account to the Fund(s) of your choice.

     Telephone Investment Service: This feature enables you to purchase fund shares via electronic funds transfers from your bank account simply by phoning Sentinel Service.


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

     Check Writing Privileges: Check writing is offered without charge to holders of Class A shares of the bond, New York, Pennsylvania, Tax-Free Income, Government Securities, Short-Intermediate Government and Treasury Funds.


     Exchange Privilege: Once every 15 days, you may exchange shares of one fund for shares of the same class of another fund, without charge, by phoning Sentinel service or by providing appropriate instructions in writing to Sentinel Service. Because Class B Shares in the Growth, New York, Pennsylvania, Government Securities and Short-Intermediate Government Funds are not currently offered, holders of Class B Shares in the other Funds may not exchange into
these Funds.   Funds are only available for exchange for residents of states in which such funds are registered. in the case of purchases of less than $1 million of the Short-Intermediate Government Fund, however, shares purchased (other than by exchange from another Fund other than the Treasury Fund) must remain in the account for 90 days before they are eligible for the exchange privilege. Also, where Class A shares in the Treasury Fund, which were not acquired in exchange for shares of another Fund, are exchanged for class a shares of another fund, you will be required to pay a sales charge equal to what the sales charge would have been for an initial purchase of the shares into which treasury fund shares are being exchanged. In determining the holding period for Class B shares, the holding period for shares which have been exchanged into the then currently held shares will be included, except that the time that an investment is in the Class B shares of the Treasury Fund will not count toward the time necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares.


     New purchases must remain in an account for 15 days before they can be exchanged to another fund. all shareholders automatically receive the privilege to make exchanges over the telephone by calling Sentinel Service. See "How to Redeem Shares-Telephone Redemption" above for a statement of the funds' liability disclaimer policy for unauthorized telephone instructions. Although the funds and sentinel service will attempt in good faith to provide adequate telephone exchange service at all times, telephone exchanges may be difficult to implement in times of drastic economic change. In the event you cannot contact Sentinel Service by telephone, you may effect an exchange by sending a written request to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, VT 05601-1499. Please be certain to specify which account options are desired on any newly established account. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. the exchange privilege may be modified or terminated in accordance with the rules of the Commission.


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

     Systematic Exchange: This feature enables you to sell a specified number or dollar-value of shares in one of the Funds periodically and use the proceeds to purchase the same class of shares in another Fund.

     Transfers: When you need to change ownership of or the name on an account, a Sentinel Service representative will provide you with the necessary assistance.

     Systematic Withdrawal Plan: If you want to have regular withdrawals from your account, this feature will enable you to have shares sold regularly with the proceeds directed as you elect. Each withdrawal constitutes a taxable event.


     Reinstatement Privilege: If you redeem shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 365 days at net asset value, without paying any additional sales charge.

     To learn more about these services or to find out how to add any of them to your account, please refer to the Shareholder Services Guide and/or the Statement of Additional Information.

PERFORMANCE DATA

HOW THE FUNDS COMPUTE TOTAL RETURN

     Periodically, the Funds include average annual total return in advertisements or in information distributed to existing and prospective shareholders.

     Average annual total return quotations are calculated by determining the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period.

  Included in the calculation are all applicable recurring and nonrecurring expenses, and it is assumed that all dividends and distributions are reinvested.

     To better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return for specified periods without subtracting sales charges.

HOW THE FUNDS COMPUTE YIELD


     Periodically, the Bond, New York, Pennsylvania, Tax-Free Income, Government Securities, Short-Intermediate Government and Treasury Funds may also quote yields in advertisements. Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the average daily number of shares outstanding during that period and the maximum offering


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)
price per share on the last day of the period. The result is then annualized. (The amount of income generated during the 30-day period is assumed to be earned, reinvested at a constant rate at the end of such period and compounded semi-annually.)

     The Funds listed above may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields.

     The Emerging Growth, Growth, Common Stock and Balanced Funds may compare their performance to the following indices:

     . The Dow Jones Industrial Average

     . The Standard & Poor's 500 Stock Index

     . The Russell 2000 Index


     The World Fund may compare its performance to the "EAFE" (Europe, Australia, Far East) Index.


     The Bond, New York, Pennsylvania, Tax-Free Income, Government Securities, Short-Intermediate Government, and Treasury Funds may compare their performance to the following indices:

     . Lehman Aggregate Bond Index

     . Lehman Municipal Bond Index

     . Lehman Government Bond Index

     . IBC/Donoghue's Money Fund Report


     In addition, the New York, Pennsylvania and Tax-Free Income Funds may quote tax-equivalent yields in advertisements.


HOW THE FUNDS COMPUTE TAX-EQUIVALENT YIELD

     To determine the tax-equivalent yield of the Tax-Free Income Fund, divide the tax-exempt part of the Fund's yield by an amount which is one minus a stated tax rate, and add the result to that part, if any, of the Fund's yield that is taxable.


     To determine the tax-equivalent yields of the New York or Pennsylvania Funds, the yield as calculated above is increased by the amount necessary to reflect the payment of federal and either New York State and City or Pennsylvania state taxes, as applicable, at a stated tax rate.


Note: The tax-equivalent yields for the New York, Pennsylvania and Tax-Free Income Funds will always be higher than their yields. (For more information on performance data, please refer to "Total


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

Return, Yield and Tax-Equivalent Yield Information" in the Statement of Additional Information.)


ORGANIZATION OF THE FUNDS

HISTORICAL INFORMATION ABOUT THE FUNDS


     All of the Funds except the Pennsylvania Fund are series of the Company. The Company was originally incorporated in Delaware as Group Securities, Inc. in 1933. The Company sold its first shares to the public in January 1934, and became a Maryland corporation in 1973.




     The Company's stock is fully paid and non-assessable. Each share of the Company entitles its shareholders to one vote for each dollar of net asset value per share for all purposes.

     In the case of dissolution or other liquidation of the Company, shareholders are entitled to receive (ratably per share) the net assets of each Fund in which they are invested, with any general assets distributed ratably per share, regardless of the Fund. Voting rights are non-cumulative.


     The Pennsylvania Fund is a separate trust formed under Pennsylvania law in 1986. Its shares of beneficial interest are fully paid and non-assessable. Each share of beneficial interest is entitled to one vote for all purposes. Voting rights are non-cumulative. The Fund became a member of the Sentinel Family of Funds on March 1, 1993, when the Advisor and the Distributor assumed responsibility for the Fund. Previously, the Fund was known as "ProvidentMutual Pennsylvania Tax-Free Trust".


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

The Sentinel Funds
National Life Drive
Montpelier, VT 05604

INVESTMENT ADVISOR
Sentinel Advisors Company
National Life Drive
Montpelier, VT 05604

PRINCIPAL UNDERWRITER
Sentinel Financial Services Company
National Life Drive
Montpelier, VT 05604

COUNSEL
Brown & Wood
One World Trade Center
New York, NY 10048

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

FUNDS' CUSTODIAN AND DIVIDEND PAYING AGENT
*Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, MO 64105

TRANSFER AGENT, SHAREHOLDER SERVICING AGENT AND ADMINISTRATOR
Sentinel Administrative Service Company
*National Life Drive
Montpelier, VT 05604
800-282-FUND (3863)
------


* All mail and correspondence should be sent to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, VT 05601-1499


     For information and assistance call your Registered Representative or
                    Investor Service 1-800-282-FUND (3863)

                                       1
                      STATEMENT OF ADDITIONAL INFORMATION

                              APRIL 1, 1996


                              THE SENTINEL FUNDS
                              NATIONAL LIFE DRIVE
                           MONTPELIER, VERMONT 05604
                             (800) 282-FUND (3863)



Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Growth Fund (the "Growth Fund")
Sentinel Emerging Growth Fund (the "Emerging Growth Fund")
Sentinel World Fund (the "World Fund")
Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund")
Sentinel Short-Intermediate Government Fund (the "Short-Intermediate Government Fund")
Sentinel U.S. Treasury Money Market Fund (the "Treasury Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")



Each of SENTINEL GROUP FUNDS, INC. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of eleven separate and distinct funds, ten of which are diversified (the New York Fund being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The eleven funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated April 1, 1996 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life"), Provident Mutual Life Insurance Company ("Provident Mutual") and The Penn Mutual Life Insurance Company ("Penn Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
The Funds.......................................................
Investment Objectives and Policies..............................
Investment Restrictions.........................................
Management of the Funds.........................................
The Investment Advisory Contract................................
The Distribution Contracts......................................
The Distribution Plans..........................................
The Fund Services Agreements....................................
Portfolio Transactions and Brokerage Commissions................
Portfolio Turnover..............................................
Capitalization..................................................
How To Purchase Shares and Reduce Sales Charges.................
Issuance of Shares at Net Asset Value...........................
How to Redeem Shares............................................
Determination of Net Asset Value................................
Computation of Maximum Offering and Redemption Prices...........
Dividends and Capital Gains Distributions.......................
Taxes...........................................................
Shareholder Services............................................
Tax-Deferred Retirement Plans...................................
Total Return, Yield and Tax-Equivalent Yield Information........
Code Of Ethics..................................................
General Information.............................................
Financial Statements............................................
Appendix A - Description of Bond Ratings........................
Appendix B - Economic Conditions in New York....................
Appendix C - Economic Conditions in Pennsylvania................

                                   THE FUNDS

     Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

     On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.


     The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which are affiliates of Provident Mutual.


     On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Emerging Growth, World and Treasury Funds. On the same date, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., ("Sentinel Advisors"), an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the arrangements described in the Prospectus under "Management of the Funds" and "How to Purchase Shares".

     On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short-Intermediate Government Funds.


                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations
----------------------

     Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of (i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such

Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or group of industries nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

Considerations Applicable to the Fixed-Income Funds
---------------------------------------------------




     Each of the Bond Fund, the New York Fund, the Tax-Free Income Fund, and the fixed income portion of the Balanced Fund may invest up to 5% of its total assets in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Group ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default.

     Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Considerations Applicable to the Tax-Exempt Funds
-------------------------------------------------


     As described in the Prospectus, the Tax-Free Income Fund, the Pennsylvania Fund and the New York Fund (together, the "Tax-Exempt Funds") may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") to hedge their portfolios of municipal bonds against declines in the value of such securities and to hedge against increases in the cost of securities they intend to purchase. To hedge their portfolios, the Tax-Exempt Funds may take an investment position in a financial futures contract which will move in the opposite direction from the portfolio position being hedged. While the use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Tax-Exempt Funds anticipate that their net asset values will fluctuate. Set forth below is information concerning financial futures transactions.

     Description of Financial Futures Contracts   A financial futures contract
     ------------------------------------------
is an agreement between two parties to buy and sell a security, or in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price for the futures contract fluctuates and makes the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.
A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the position realizes a loss or a gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Tax-Exempt Funds may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligations bonds. Each bond included in the Municipal Bond Index must be rated "A" or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a non-profit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     The Tax-Exempt Funds may purchase and sell financial futures contracts on U.S. Government Securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government Securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Tax-Exempt Funds may purchase and write call and put options on financial futures contracts on U.S. Government Securities in connection with their hedging strategies.

     The Tax-Exempt Funds also may engage in other financial futures contracts transactions, such as financial futures contracts on other municipal bond indices which may become available, if the Advisor should determine that there is normally a sufficient correlation between the prices of such financial futures contracts and the municipal bonds in which the Tax-Exempt Funds invest to make such hedging appropriate.

     Futures Strategies  A Tax-Exempt Fund may sell a financial futures contract
     ------------------
(i.e., assume a short position) in anticipation of a decline in the value of their investments in municipal bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such municipal bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Funds' portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of their investments in municipal bonds. As such values decline, the value of the Funds' positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Funds' municipal bond investments which are being hedged. While the Tax-Exempt Funds will incur commission expenses in selling and closing out financial futures contract positions, commissions on financial futures contract transactions are lower than transaction costs incurred in the purchase and sale of municipal bonds. In addition, the ability to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Funds. Employing futures as a hedge also may permit the Tax-Exempt Funds to assume a defensive posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

     When the Tax-Exempt Funds intend to purchase municipal bonds, they may purchase financial futures contracts as a hedge against any increase in the cost of such municipal bonds, resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the municipal bonds and the financial futures contracts, subsequent increases in the cost of municipal bonds should be reflected in the value of the futures held by the Tax-Exempt Funds. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a financial futures contract position may be terminated without a corresponding purchase of portfolio securities.

     Call Options on Financial Futures Contracts  The Tax-Exempt Funds also may
     -------------------------------------------
purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government Securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract on which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or the underlying debt securities. Like the purchase of a financial futures contract, a Tax-Exempt Fund will purchase a call option on a financial futures contract to hedge against a margin advance when it is not fully invested.

     The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Tax-Exempt Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Financial Futures Contracts   The purchase of a put option
     ------------------------------------------
on a financial futures contract is analogous to the purchase of a protective put option on a portfolio security. The Tax-Exempt Funds may purchase put options on financial futures contracts to hedge the Funds' portfolios against the risk of rising interest rates.

     The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Tax-Exempt Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal bonds which the Funds intend to purchase.

     The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.

     Restrictions on Use of Futures Transactions   Regulations of the CFTC
     -------------------------------------------
applicable to the Tax-Exempt Funds provide that the Tax-Exempt Funds may purchase and sell financial futures contracts and options thereon either (a) for bona fide hedging purposes or (b) for non-hedging purposes, provided that the aggregate initial margins and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of a Tax-Exempt Fund's portfolio assets after taking into account any unrealized profits and losses on such contracts or options. (However, as stated above, the Tax-Exempt Funds intend to engage in futures and options transactions for hedging purposes only.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Tax-Exempt Funds purchase a financial futures contract or a call option with respect thereto or write a put option on a financial futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed-income securities will be deposited in a segregated account with the Funds' custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of their broker, equals the market value of the financial futures contract, thereby ensuring that the use of such futures is unleveraged.

     Risk Factors in Futures and Options Transactions  Investment in financial
     ------------------------------------------------
futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Tax-Exempt Funds will experience either a loss or gain on the financial futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Tax-Exempt Funds may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than that of the financial futures contracts. Conversely, the Tax-Exempt Funds may purchase or sell fewer financial futures contracts if the volatility of the price of the hedged securities is historically less than that of the financial futures contracts.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Tax-Exempt Funds. As a result, each Fund's ability to hedge effectively all or a portion of the value of its municipal bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the municipal bonds held by that Fund. The correlation may be affected by disparities in the average maturity, ratings, geographic mix or structure of such Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government Securities and the municipal bonds held by the Tax-Exempt Funds may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of the municipal bonds held by the Tax-Exempt Funds may be greater.

     The Tax-Exempt Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a financial futures contract position. In the event of adverse price movements, the Tax-Exempt Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out financial futures contract positions also could have an adverse impact on a Fund's ability to hedge effectively its investments in municipal bonds. The Tax-Exempt Funds will enter into a financial futures contract position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such financial futures contracts.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open financial futures contract positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

     The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Tax-Exempt Funds or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made on the opening of a financial futures contract position, futures transactions involve substantial leverage.
As a result, relatively small movements in the price of the financial futures contracts can result in substantial unrealized gains or losses. Because the Tax-Exempt Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities that the Funds intend to acquire.

     The amount of risk the Tax-Exempt Funds assume when they purchase an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying financial futures contract will not be fully reflected in the value of the option purchased.

     Municipal Bond Index financial futures contracts only recently have been approved for trading and therefore have little trading history. It is possible that trading in such financial futures contracts will be less liquid than trading in other futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.


     Tax-Exempt Obligations   The Tax-Exempt Funds may invest in municipal
     ----------------------
obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which subjects certain private activity bonds to an alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

     Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.


     The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania Obligations (as defined in the Prospectus), and the New York Fund will attempt to invest 100% of its assets in New York Obligations (as defined in the Prospectus). As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania Obligations or New York Obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A to this Statement of Additional
Information.


     During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York Obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York) or is exempt only from Pennsylvania or New York personal income taxes (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations the interest on which is not exempt from either federal or any state personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.


     Variable or Floating Rate Notes   The Tax-Exempt Funds may invest in
     -------------------------------
variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New

York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

     Municipal Bond Insurance   Certain of the municipal obligations held in the
     ------------------------
portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

     A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

     A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

     A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.


     Other Matters Specific to the New York Fund.  The New York Fund is a non-
     -------------------------------------------
diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

     Because the New York Fund invests at least 80% of its assets in New York Obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. See Appendix B - "Economic Conditions in New York" for additional information regarding these factors.


     Other Matters Specific to the Pennsylvania Fund.   The Pennsylvania Fund is
registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.


     Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania Obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania ("Pennsylvania"). See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.


     Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund's Declaration of Trust provides that the Pennsylvania Fund will invest for income earnings rather than trading for profit, and that the Pennsylvania Fund have no power to vary its portfolio investments except to (i) eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases;
(iii) maintain a constant net asset value per unit pursuant to, and in compliance with, an order or rule of the SEC; (iv) reinvest the earnings from securities in like securities; or (v) defray normal administrative expenses. Pennsylvania has enacted legislation which eliminated the necessity for the foregoing investment restrictions. The Fund is in the process of soliciting shareholder approval to amend the Declaration of Trust to eliminate the Pennsylvania Requirements, and upon the completion of this process, if the shareholders grant their approval, the Pennsylvania Requirements will no longer apply. However, until the Declaration of Trust is amended, the Pennsylvania Fund continues to be governed by such investment restrictions.


     The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.


     In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

Considerations Applicable to the World Fund
-------------------------------------------

     Foreign Currency Transactions   The value of the assets of the World Fund
     -----------------------------
as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

     The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract will involve an obligation by the World Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.

     The World Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The World Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

     Second, when the Advisor or the Sub-Advisor (as defined in the Prospectus) believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The World Fund also will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the World Fund to deliver an amount of foreign currency in excess of the value of the World Fund's securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the World Fund. The World Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the World Fund's total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the World Fund's commitments with respect to such contracts. Under normal circumstances, the World Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

     The World Fund will recognize the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the World Fund's financial position and changes in financial position.

Foreign Securities for Funds other than the World Fund
------------------------------------------------------


     Before foreign securities are purchased for Funds other than the World Fund, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities. At November 30, 1995, the Common Stock Fund had 2.4%, the Balanced Fund had 4.2%, the Bond Fund had 12.3% of its net assets invested in foreign securities; the Emerging Growth, Growth, Tax-Free Income, Pennsylvania, New York, Treasury, Government Securities and Short-Intermediate Government Funds had no such investments as of that date.


                            INVESTMENT RESTRICTIONS


     The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

     The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Growth Fund and Bond Fund cannot purchase securities of any one issuer if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.

     It is also a fundamental policy of the Company that it may not borrow money, except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, or the Advisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock. None of its Funds may deal in options, commodities or commodities contracts except to the extent the Tax-Exempt Funds may enter into futures transactions and related options for hedging purposes as described above. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds will invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its advisor or underwriter owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

     The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act of 1933. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, and may not invest in securities which are not readily marketable. The Company may not make short sales of securities.

     Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.

     Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. Those presently in effect provide that under circumstances that the directors with the advice of independent investment counsel determine to be extraordinary, assets of all Funds may be invested entirely or in part in U.S. Government Securities or an agency thereof, or held as cash deposits in a bank or trust company having resources of not less than $2,000,000. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.


     The Pennsylvania Fund. The following investment limitations are applicable to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.


     The Pennsylvania Fund may not:


     1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.


     2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.


     3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.


     4. Purchase securities of companies for the purpose of exercising control.


     5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.


     6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.


     7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.


     8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

     9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.


     The above investment limitations are considered at the time that portfolio securities are purchased.


     If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.


     In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.


                            MANAGEMENT OF THE FUNDS


     Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, which consist of the same ten individuals and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of the Sub-Advisor with respect to the World Fund. See the "The Investment Advisory Contracts", below. Set forth below is information regarding the directors/trustees and officers of the Company and the Pennsylvania Fund, their ages, and their principal occupations during the past five years. As of March 1, 1996, the Company's and the Pennsylvania Fund's directors/trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, owned of record and beneficially________shares amounting to_____% of the outstanding shares of the Company (______% of the voting power) which included_______shares of the Common Stock Fund amounting to_____% of such class,_______shares of the Balanced Fund amounting to_____% of such class,_______shares of the Growth Fund amounting to_____% of such class,_______shares of the Emerging Growth Fund amounting to______% of such class,________shares of the World Fund amounting to ______% of such class, _________ shares of the Bond Fund amounting to ______% of such class, ________ shares of the Government Securities Fund amounting to_____% of such class,______shares of the Treasury Fund amounting to_____% of such class_________ shares of the Tax-Free Income Fund amounting to ______% of such class,_________ shares of the New York Fund amounting to ______% of such class. National Life and its affiliates also owned _________ shares of the Pennsylvania Fund amounting to ______% of the outstanding shares on such date. As of March
1, 1995, Penn Mutual and its affiliates (other than those entities which are also affiliates of National Life) owned ________ shares of the Company, amounting to ____% of the outstanding shares (____% of the voting power), including ______shares of the Bond Fund, amounting to ____% of the class, and _____shares of the Short-Intermediate Government Fund, amounting to_____% of the class. Provident Mutual and its affiliates (other than those entities who are also affiliates of National Life) did not own shares of any of the Funds at such date.

KENISTON P. MERRILL~* - CHAIRMAN AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont 05604
Age 59
Sentinel Advisors Company - Chairman and Chief Executive Officer, 1993 to present; Sentinel Advisors, Inc. - Chairman and Chief Executive Officer, 1986 to 1993, President and Chief Operating Officer, 1982 to 1986, Director, 1982 to present; National Life - Executive Vice President and Chief Investment Officer, February, 1994 to 1995, Senior Vice President and Chief Investment Officer, 1989 to February, 1994, Senior Vice President-Investments, 1986 to 1989, Vice President, 1982 to 1986; National Life Investment Management Company, Inc. - Chairman and Chief Executive Officer, 1990 to 1995, President and Chief
Executive Officer, 1986 to 1990, Director, 1982 to present;    Sentinel Cash
Management Fund, Inc. - Chairman and Director, 1990 to 1993, President and Director, 1987 to 1990 American Guaranty & Trust Company - Director, 1993 to present.


JOSEPH M. ROB~ - PRESIDENT
National Life Drive
Montpelier, Vermont  05604
Age 53
Sentinel Management Company - Chief Executive Officer, 1993 to present; Sentinel Financial Services Company - Chief Executive Officer, 1993 to present; Sentinel Administrative Services Company - Chief Executive Officer, 1993 to present; ESI
- Chairman, Chief Executive Officer, and Director, 1985 to present, President, 1986 to present; Sentinel Administrative Service Corporation - Chairman of the Board, 1988 to 1993; Sentinel Cash Management Fund, Inc. - President, 1990 to 1993, Vice President, 1985 to 1990; American Guaranty & Trust Company - Chairman, 1993 to present; Life Insurance Company of the Southwest - Director, 1996 to present.


RICHARD J. BORDA - DIRECTOR/TRUSTEE
P. O. Box 6091
Carmel, California 93923
Age 64
National Life - Former Vice Chairman of the Board, 1985 to 1990, Director, 1975 to 1991; Sentinel Cash Management Fund, Inc. - Chairman, 1987 to 1990, President
1985 to 1987, Director, 1985 to 1993;    National Life Investment Management
Company, Inc. - Chairman, 1986 to 1990, President, 1985 to 1986, Director, 1985 to 1990; Sentinel Advisors, Inc. - Chairman, Chief Executive Officer, 1985 to 1986, Director, 1985 to 1987, 1988 to 1990; ESI - Director, 1985 to 1987, 1988
to 1990; Air Force Aid Society - President, 1980 to present; The Monterey Institute for International Studies - Vice Chairman, Director and Trustee, 1991 to present.


DR. KALMAN J. COHEN - DIRECTOR/TRUSTEE
2312 Honeysuckle Court
Chapel Hill, North Carolina 27514-1711
Age 65

Distinguished Bank Research Professor Emeritus, The Fuqua School of Business, Duke University, 1994 to present; Distinguished Bank Research Professor, 1974 to 1994; USLIFE Income Fund, Inc. - Director, 1973 to present; Sentinel Cash Management Fund, Inc. - Director, 1981 to 1993.


RICHARD D. FARMAN - DIRECTOR/TRUSTEE
555 West Fifth Street, 29th Floor
Los Angeles, California 90013-1011
Age 60
President, Chief Operating Officer and Director, Pacific Enterprises, 1993 to present; Chairman and Chief Executive Officer, Southern California Gas Company, 1989 to 1993; Chairman, KCET Public Service Television; Director and Executive Committee Member, Los Angeles Area Chamber of Commerce; Director, Union Bank; Past Chairman and Director, American Gas Association; Director, Interstate Natural Gas Association of America.


JOHN D. FEERICK - DIRECTOR/TRUSTEE
140 West 62nd Street
New York, New York  10023
Age 59
Fordham University School of Law - Dean, 1982 to present; Sentinel Cash Management Fund, Inc. - Director, 1984 to 1993; American Home Products Corporation - Director, 1987 to present; The Association of the Bar of the City of New York - President, 1992 to 1994; New York State Commission on Government Integrity - Chairman, 1987 to 1990.


RICHARD I. JOHANNESEN, JR. - DIRECTOR/TRUSTEE
87 Whitney Lane
Stowe, Vermont 05672
Age 61
Retired; Former Vice President and Manager - Bond Market Research Department, Salomon Brothers Inc


ROBERT B. MATHIAS - DIRECTOR/TRUSTEE
7469 East Pine Avenue
Fresno, California 93727
Age 65
Sports Consultant; formerly Executive Director, National Fitness Foundation; former U.S. Congressman; ProvidentMutual Investment Shares, Inc. - Director, 1990 to 1993; ProvidentMutual Growth Fund, Inc. - Director, 1990 to 1993.

DEBORAH G. MILLER - DIRECTOR
3 Bates Street
Cambridge, Massachusetts 02140
Age 46
Digital Equipment Corporation - Vice President-Americas Systems Business Unit, 1995 to present; Miller Van Buren, Inc. - Chief Executive Officer, 1994 to 1995; Silicon Graphics - Vice President, 1991 to 1994; (International Business Machines Corporation - General Manager, 19__ to 19__.)


STANLEY R. REBER~ - DIRECTOR/TRUSTEE
1600 Market Street
Philadelphia, Pennsylvania  19103
Age 52
Provident Mutual Life Insurance Company - Executive Vice President, 1988 to present; prior thereto, Senior Vice President; President and Director of Market Street Fund, Inc.; President, CEO and Director of Sigma American Corporation; Director of Providentmutual Life and Annuity Company of America, Providentmutual Investment Management Company, Providentmutual Holding Company, PML Securities Company, Software Development Corp., and Provestco, Inc.


SUSAN M. STERNE - DIRECTOR/TRUSTEE
5 Glen Court
Greenwich, Connecticut 06830-4505
Age 50
Economic Analysis Associates, Inc. - President and Chief Economist, 1979 to present; Sentinel Cash Management Fund, Inc. - Director, 1990 to 1993.


JOHN M. GRAB, JR., C.P.A.~ - VICE PRESIDENT
National Life Drive
Montpelier, Vermont 05604
Age 49
Sentinel Management Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Corporation - Senior Vice President and Chief Financial Officer, 1988 to 1993; ESI - Senior Vice President and Chief Financial Officer, 1988 to present; American Institute of Certified Public Accountants; The Vermont Society of Certified Public Accountants.


MARVIN ABER~ - VICE PRESIDENT AND TREASURER
National Life Drive
Montpelier, Vermont 05604
Age 59
Sentinel Administrative Service Company - Vice President, 1993 to present; ESI
- Vice President, 1988 to present, Treasurer, 1974 to 1988; Sentinel Administrative Service Corporation - Vice President, 1988 to 1993; National Life Investment Management Company, Inc., - Treasurer, 1980 to 1988; Sentinel Cash Management Fund, Inc. - Treasurer, 1981 to 1993, Assistant Secretary, 1984 to 1993.


D. RUSSELL MORGAN~ - SECRETARY

National Life Drive
Montpelier, Vermont 05604
Age 40
National Life - Counsel, 1994 to present; Associate Counsel, 1990 to 1994, Assistant Counsel, 1986 to 1990, Attorney 1985 to 1986; Sentinel Cash Management Fund, Inc. - Secretary, 1986 to 1993; ESI - Counsel, 1986 to present; Sentinel Advisors, Inc. - Counsel, 1986 to 1993; Sentinel Advisors Company - Sentinel Financial Services Company - Sentinel Administrative Service Company - Counsel, 1993 to present; Life Insurance Company of the Southwest - Director, 1996 to present; LSW National Holdings, Inc. - Secretary, 1996 to present.


*As of March 1, 1995, National Life, with which Mr. Merrill is affiliated, together with National Life's affiliates, owned of record and beneficially the number of shares of the Funds described on pages ______ of this Statement of Additional Information.

~"Interested Persons" (as defined in the 1940 Act).


     The officers and directors/trustees of the Funds who are employees of National Life, Provident Mutual, Penn Mutual, or their respective subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus
$200 for each meeting of the Board of Trustees attended by such trustee.   The
Company and the Pennsylvania Fund also reimburse directors/trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate remuneration paid by the Funds during the fiscal year ended November 30, 1995 to the officers and directors/trustees of the Funds as a group was $224,568.


     The following table sets forth for the fiscal year ended November 30, 1995 compensation paid by the Company and by the Pennsylvania Fund to the Directors/Trustees who are not affiliated with the Advisor:


                                                       Pension or    Total
                                       Aggregate       Retirement    Compensation
                                       Compensation    Benefits      from Fund
                         Aggregate     From            Accrued as    and Sentinel
Name of                  Compensation  Pennsylvania    Part of Fund  Pennsylvania
Trustee                  from Company  Tax-Free Trust  Expense       Tax-Free Trust
-----------------------  ------------  --------------  ------------  --------------
Kalman J. Cohen          $19,875       $3,500          None          $23,375
Richard J. Borda         $19,875       $3,500          None          $23,375
Richard D. Farman        $17,375       $3,300          None          $20,675
John D. Feerick          $19,875       $3,500          None          $23,375
Richard I. Johannesen    $19,875       $3,500          None          $23,375
Robert B. Mathias        $19,875       $3,500          None          $23,375
Deborah G. Miller*       None          None            None          None
Susan M. Sterne          $18,875       $3,300          None          $22,175



* Ms. Miller was elected to the Board of Directors of the Company on November 16, 1995. She also has been nominated to run for election to the Board of Trustees of the Pennsylvania Fund, but the shareholders of the Pennsylvania Fund have not yet held their meeting at which her nomination will be voted upon.

Code of Ethics


     The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, and the Advisor has adopted a similar Code of Ethics (together, the "Codes of Ethics"). The Codes of Ethics significantly restrict the personal investing activities of all employees of the Advisor.


     The Codes of Ethics require that all employees preclear any personal securities transaction (with limited exceptions, such as mutual funds and government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed transaction. The substantive restrictions include a ban on acquiring any securities in an initial public offering, and a prohibition on profiting from short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold by any mutual fund advised by the Advisor. Furthermore, the Codes of Ethics provide for seven day trading "blackout periods" which prohibit trading by employees of the Advisor in proximity to periods of trading by mutual funds managed by the Advisor in the same (or equivalent) security.



                       THE INVESTMENT ADVISORY CONTRACTS


     The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its advisory agreement, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Emerging Growth, Growth, World and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund: 0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short-Intermediate Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Treasury Fund: 0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. For the fiscal year ended November 30, 1995, such fees aggregated $10,156,497, for the fiscal year ended November 30, 1994, such fees aggregated $9,511,387, and for the period from March 1, 1993 to November 30, 1993, such fees aggregated $7,158,651.

     Prior to March 1, 1993, the compensation for such services under the Company's former advisory agreement provided for payment of a monthly fee based on an annual rate of .5 of 1% of the aggregate average daily value of the net assets of the Company up to $250 million, .475 of 1% of such value between $250 million and $375 million, .45 of 1% of such value between $375 million and $500 million, .425 of 1% of such value between $500 million and $750 million, and .4 of 1% of such value above $750 million. Such compensation is accrued on a daily basis and paid monthly, and amounted to $1,170,779 for the period from December 1, 1992 through February 28, 1993.


     As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal year ended November 30, 1995, the fiscal year ended November 30, 1994, and the period from March 1, 1993 to November 30, 1993, the Pennsylvania Fund paid advisory fees of $182,103, $182,041 and $141,868, respectively.


     The Pennsylvania Fund's fee schedule prior to March 1, 1993 under its previous advisory contract with PMMC was .5 of 1% of average net assets, and fees amounted to $27,038 for the period from January 1, 1993 through February 28, 1993.


     Under the Company's advisory agreement, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets. Each advisory agreement provides a guarantee by the Advisor that if expenses (including the management fee but excluding interest, taxes, brokerage fees and, where permitted, extraordinary expenses) borne by a Fund in any fiscal year exceed the expense limitations applicable to such Fund imposed by various state securities regulations as such limitations may be lowered or raised from time to time, the Advisor will reimburse such Fund for any excess. Currently, the most stringent state expense limitation is 2.5% of the first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets of each Fund. The Advisor has agreed to reimburse each Fund for any expenses in excess of such limitation annually before publication of such Fund's Annual Report. Each of the Funds' expenses during the past fiscal year were below the prescribed limitation and therefore no reimbursement was necessary.


     The Company's advisory agreement, which was approved by the Company's shareholders on November 30, 1992, must be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

     The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.


     Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.


     As described in the Prospectus, with respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with the Sub-Advisor. In accordance with this sub-advisory agreement, the Sub-Advisor provides the World Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to the Sub-Advisor a fee equal to the greater of (i) 0.375% per annum of the World Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either the Sub-Advisor or by action of the Board of Directors of the Company or the shareholders of the World Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. The fees paid to the Sub-Advisor by the Advisor under the sub-advisory agreement were $165,408, $122,288 and $23,413, for the fiscal years ended November 30, 1995 and 1994 and for the period from March 1, 1993 through November 30, 1993, respectively.


                          THE DISTRIBUTION CONTRACTS


     SFSC acts as the principal underwriter of shares of the Funds, and the Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that its receipts from the sale of shares, before expenses and after allowance by it of the dealer concession, were $127,814, $121,401 and $128,378 for the fiscal years ended November 30, 1995 and 1994, and the period from March 1, 1993 through November 30, 1993, respectively. During such periods, ESI received reallowances of $2,332,813, $2,733,451 and $3,116,854, respectively, PML Securities Company received reallowances of $799,854, $1,102,934 and $866,142, respectively. During the period from March 27, 1995 to November 30, 1995, Janney Montgomery Scott, Inc. and Hornor Townsend & Kent, Inc. received reallowances of $148,021 and $156,325, respectively.


     ESI was the principal underwriter for the Company's shares prior to March 1, 1993. ESI has advised the Company that its receipts from the sale of shares, before expenses and after allowance by it of the dealer concession for the period from December 1, 1992 through February 28, 1993 were $907,199.

     ProvidentMutual Financial Services, Inc. ("PMFSI") was the principal underwriter for the Pennsylvania Fund prior to March 1, 1993. PMFSI has advised the Pennsylvania Fund that its receipts from the sale of shares, before expenses and after allowance by it of the dealer concession for the period from January 1, 1993 through February 28, 1993 were $1,934.


     The distribution contracts of the Company and the Pennsylvania Fund may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.


                            THE DISTRIBUTION PLANS


     The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Treasury Fund). In addition, the Short-Intermediate Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. Finally, the Class B shares of the Emerging Growth, World, Common Stock, Balanced, Bond and Tax-Free Income Funds have adopted a Class B Distribution Plan, effective April 1, 1996 (all of these plans are collectively hereinafter referred to as the "Plans"). See "Distribution Plans" in the Prospectus.


     The Class A shares of each Fund (except for the Treasury Fund) paid fees under the Class A Plan in the amounts set forth below for the periods indicated:


    FUND                                 TOTAL 12B-1 FEES

                         Year Ended         Year Ended         March 1, 1993 to
                         November 30, 1995  November 30, 1994  November 30, 1993
                         -----------------  -----------------  -----------------
Common Stock               $2,545,000         $1,161,000         $1,075,000
Balanced                      741,076            544,500            331,000
Growth                        145,000             83,500             87,300
Emerging Growth               281,355            290,100            232,338
World                         132,778             96,797             21,250
Bond                          196,750            141,500             98,000
Government Securities         210,478            240,000            191,400
Short-Int. Gov't (1)           48,200               -                  -
Tax-Free Income               211,125            211,325            136,600
New York (2)                    6,666               -                  -
Pennsylvania                   66,219             62,300             55,740

(1) Commenced operations on March 24, 1995
(2) Commenced operations on March 27, 1995


     The Plan applicable to the Class B shares of the Emerging Growth, World, Common Stock, Balanced, Bond and Tax-Free Income Funds became effective on April 1, 1996. It is expected that the amounts payable to SFSC under this Class B Plan will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.


     The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.


     The Plans have been approved by the Company Boards of Directors and the Pennsylvania Fund's Board of Trustees, including all of the directors/trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the directors/trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such directors/trustees be done by the disinterested directors/trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such directors/trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.


     The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the disinterested directors/trustees, cast in person at a meeting called for the purpose of voting on any such amendment.


     SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.


                          THE FUND SERVICES AGREEMENTS


     Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through Investors

Fiduciary Trust Company ("IFTC"), the computer system of DST Systems, Inc. ("DST") on a remote basis.


     For these services, the Fund Services Agreements provide for the Funds to pay to Sentinel Service fixed fees totalling $926,500 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter,
to the extent approved by the Board of Directors or Board of Trustees.   Fees
are payable monthly in arrears.


     Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 1995 and 1994 and for the period from March 1, 1993 through November 30, 1993 were $3,470,333, $3,358,000 and $2,518,500
, respectively. Total fees payable to Sentinel Service's predecessor under the Company's prior Fund Services Agreement for the period from December 1, 1992 through February 28, 1993 were $482,239.

    Sentinel Service is a Vermont general partnership of which affiliates of National Life, Provident Mutual and Penn Mutual are the general partners.


    The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.


                            PORTFOLIO TRANSACTIONS
                           AND BROKERAGE COMMISSIONS


    The Funds' policy in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the Bond Fund where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.


     In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

     Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients.

     Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Although research and market and statistical information from brokers and dealers can be useful to the Funds and to the Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff.


     Except for implementing the policy stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 1995, 1994, and 1993, the Funds paid total brokerage commissions of $1,102,148, $909,949, and $594,064, respectively. Brokerage commissions paid by each Fund were as follows:


                                    YEAR ENDED
Fund                      11/30/95   11/30/94   11/30/93
Common Stock              $650,368   $414,244   $291,505

Balanced                   109,898    115,112     69,761
Growth                     108,107    105,150     20,662
Emerging Growth(1)         126,348    131,104    161,872
World(1)                   107,427    144,339     50,264
Bond                         ---        ---        ---
Government Securities        ---        ---        ---
Short-Int. Gov't (2)         ---        N/A        N/A
Treasury (1)                 ---        ---        N/A
Tax-Free Income              ---        ---        ---
New York (3)                 ---        N/A        N/A
Pennsylvania (4)             ---        ---        ---




(1)  Commenced operations on March 1, 1993.


(2)  Commenced operations on March 24, 1995.


(3)  Commenced operations on March 27, 1995.


(4) For the fiscal years ended November 30, 1995 and 1994 and the eleven months ended November 30, 1993.


     Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, approximately 100% was allocated in 1995, 1994, and 1993 to brokers or dealers whose furnishing of research information was a factor in their selection.



                              PORTFOLIO TURNOVER


     Purchases for the Emerging Growth, Growth, Common Stock, World, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses. The rates of portfolio turnover for each of the Funds during the fiscal years ended November 30, 1995, 1994 and 1993, were as follows:

                              Year Ended   Year Ended   Year Ended
Fund                          11/30/95     11/30/94     11/30/93
Common Stock                     22%          15%           9%
Balanced                        110%          66%          72%
Growth                           84%          58%          12%
Emerging Growth(1)               79%          46%          61%
World(1)                         32%          30%          66%
Bond                            237%         133%         147%
Government Securities           367%         149%          97%
Short-Int. Gov't(2)              77%          N/A          N/A
Treasury(1)                      N/A          N/A          N/A
Tax-Free Income                 112%          92%          39%
New York(3)                      43%          N/A          N/A
Pennsylvania(4)                  80%          56%          23%





(1)  Commenced operations on March 1, 1993.


(2)  Commenced operations on march 24, 1995.


(3)  Commenced operations on March 27, 1995.


(4) For the fiscal years ended November 30, 1995 and 1994 and the eleven months ended November 30, 1993.


     In pursuit of the investment objectives of the Bond, Government Securities, Short-Intermediate Government, Tax-Free Income and New York Funds, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives.
Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. One of the requirements under the Code for qualification as a regulated investment company is that less than 30% of a Fund's gross income may be derived from gains from the sale or disposition of securities held for less than three months. Accordingly, a Fund may be restricted in effecting portfolio turnover transactions with regard to items that have been held in such Fund for less than three months.


                                CAPITALIZATION


     Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.


     The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted a "Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has both Class A and Class B shares is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of Funds offering both Class A and Class B shares. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

     In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.


     Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board. As of March 1, 1996, none of the approximately _______ shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, whose holdings are set forth on page __ of this Statement of Additional Information, and except for the following shareholders of the New York Fund: Mr. Louis P. Dicerbo, 261 Madison Avenue, New York, New York 10016-2303 - ______shares amounting to ___% of the class; Ms. Arlene Federico, 39 Fruitledge Road, Brookville, New York 11545-3315 - _______ shares amounting to ____% of the class; and Ms. Donna Bernstein, 15 Parkway Drive, Roslyn Heights, New York 11577-2705 - _______ shares amounting to ____% of the class.

                            HOW TO PURCHASE SHARES
                                      AND
                             REDUCE SALES CHARGES


     Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Common Stock, Balanced, Emerging Growth, World, Bond, and Tax-Free Income Funds, is equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B shares, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "How to Purchase Shares" in the Prospectus.

     THE GROUP PURCHASE PROGRAM - Clients of a single registered representative
     --------------------------
or group of affiliated registered representatives who make purchases by opening new accounts within a 60-day period and whose funds for such purchases all originate from a single other source may aggregate such purchases for purposes of determining the applicable sales charge level or CDSC schedule for such purchases.

                     ISSUANCE OF SHARES AT NET ASSET VALUE


     Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. See "How to Purchase Shares - Reduced Sales Charges" in the Prospectus.


                             HOW TO REDEEM SHARES


     The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B shares, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.


                       DETERMINATION OF NET ASSET VALUE


     The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m., Eastern time. Equity securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m., Eastern time will be confirmed on the basis of such closing price, provided they are received by the Distributor prior to the close of its business day. Orders received by dealers after 4:00 p.m., Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Treasury Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Treasury Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Treasury Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less (more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

     In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Treasury Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Treasury Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Treasury Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Treasury Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Treasury Fund by having each shareholder proportionately contribute shares to the Treasury Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Treasury Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Treasury Fund.


     Since the net income of the Treasury Fund is determined and declared as a dividend immediately prior to each time the asset value of the Treasury Fund is determined, the net asset value per share of the Treasury Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Treasury Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Treasury Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected in the number of shares in the account. See "Taxes" below.



             COMPUTATION OF MAXIMUM OFFERING AND REDEMPTION PRICES
                             AT NOVEMBER 30, 1995



Class A Shares:

(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the prospectus.)

==============================================================================================
                       Common                                     Emerging
                       Stock           Balanced      Growth       Growth       World
                       Fund            Fund          Fund         Fund         Fund
Net assets             $1,057,943,793  $267,102,751  $60,446,369  $89,321,170  $47,701,988
Shares outstanding         30,044,511    15,864,676    3,570,991   17,190,516    3,462,116
Net asset value per
  share (redemption
  price)               $35.21          $16.84        $16.93       $5.20        $13.78
Maximum offering
price per share*       $37.06          $17.73        $17.82       $5.47        $14.51
==============================================================================================



==============================================================================================
                                         Government    Short-Int.
                           Bond          Securities    Gov't.       Treasury
                           Fund          Fund          Fund         Fund
Net assets                 $108,754,551  $108,100,188  $28,416,665  $80,663,911
Shares outstanding           16,767,832    10,491,866    2,887,563   80,663,911
Net asset value per
  share (redemption
  price)                   $6.49         $10.30        $9.84        $1.00
Maximum offering price*    $6.83         $10.84        $9.94        $1.00
==============================================================================================



==============================================================================================
                           Tax-Free
                           Income        New York     Pennsylvania
                           Fund          Fund         Fund
Net assets                 $110,505,745  $5,332,403   $34,975,097
Shares outstanding            8,115,609     455,023     2,610,707
Net asset value per
  share (redemption
  price)                   $13.62        $11.72       $13.40
Maximum offering price*    $14.34        $12.34       $14.11
==============================================================================================

*For all Funds except the Treasury Fund and the Short-Intermediate Government Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Treasury Fund, the maximum offering price per share is equal to the net asset value per share. For the Short-Intermediate Government Fund, the maximum offering price is the net asset value per share times 1000/990.


Class B Shares:
--------------


     In the case of Class B shares, which are offered for the Common Stock, Balanced, Emerging Growth, World, Bond, Treasury and Tax-Free Income Funds, the maximum offering price is equal to the net asset value per share.


                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Dividends, as explained in the Prospectus, are paid annually for the Class A and B shares of the Emerging Growth, World and Growth Funds, quarterly for the Class A and Class B shares of the Balanced and Common Stock Funds, and monthly for the Class A and B shares of the Bond and Tax-Free Income Fund, Government Securities, Short-Intermediate Government, Pennsylvania and
New York Funds. Distributions of any net realized gains on sales of investments of any Fund for a fiscal year ordinarily are paid in the month of December immediately following the November 30th fiscal year-end. Dividends for the Treasury Fund are declared daily and paid monthly, as described in the Prospectus.

     Except where the shareholder, in the manner described below, has elected otherwise, any income dividends or capital gains distributions of a Fund will be made in shares of such Fund at the net asset value at the close of business on the designated record date, resulting in the automatic reinvestment of cash dividends and distributions. Such an acquisition of shares involves no sales charge. Unless the shareholder is participating in a Systematic Withdrawal Plan, the shareholder may elect to receive in cash either both income dividends and capital gains distributions or only income dividends. Such election may be made by written notice to Sentinel Service and will take effect for distributions for which the record date is more than ten days after the receipt by Sentinel Service of such written notice. The election will remain in effect until revoked by similar notice.


                                     TAXES


General


     Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A and Class B shareholders. The Company intends to distribute substantially all of such income.


     As discussed in the Prospectus, the Company consists of eleven separate Funds. Each such Fund is treated as a separate corporation for federal income tax purposes. Each such Fund is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.


    Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends"), are taxable to shareholders as ordinary income for federal income tax purposes, except that "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to either federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from net long-term capital gains over short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. A capital gain dividend with respect to shares held for six months or less, however, will cause any loss on a subsequent sale or exchange of such shares to be treated as long-term capital loss to the extent of such long-term capital gains dividend.

Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).


     With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, tax-exempt dividends and the portion of the Fund's ordinary income dividends eligible for the dividends received deduction allowed to corporations under the Code. Distributions by the Tax-Exempt Funds, however, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.
For this purpose, the Funds will allocate any dividends eligible for dividends received deduction between the Class A and Class B shareholders according to a method (which they believe is consistent with the 18f-3 Plan filed with the SEC) which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to the Class A and Class B shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.


     If the value of assets held by the Treasury Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company, or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Dividends and interest received by the World Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. The World Fund (and other Funds to the extent applicable) will report annually to shareholders the amount per share of such withholding taxes. For this purpose, the World Fund will allocate foreign taxes and foreign source income between the Class A and Class B shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.


     If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed the Company for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that the Funds will make sufficient timely distributions to avoid the imposition of the excise tax.


     At November 30, 1995, the Balanced, Bond, Tax-Free Income, New York, Government Securities and Short-Intermediate Government Funds had capital loss carryforwards for federal income tax purposes of $124,351, $3,436,516, $143,804, $51,369, $3,586,497 and $1,090,062, respectively.





Tax-Exempt Funds
----------------


    The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the

Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. For this purpose, the Tax-Free Income Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) between the Class A and Class B shareholders according to a method (which it believes is consistent with the 18f-3 Plan filed with the SEC which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to the Class A and Class B shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Funds.


     Under the Revenue Reconciliation Act of 1993, all or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds. In addition, any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder.


     The Code subjects interest received on certain otherwise tax-exempt securities to an AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Funds, to an AMT. The Tax-Exempt Funds may purchase such private activity bonds, and will report to shareholders within 60 days after the Tax-Exempt Funds' respective taxable year-ends the portion of such Fund's dividends declared during the year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

     The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the Tax-Exempt Funds during the taxable year.





     The Code imposes a deductible tax (the "Environmental Tax") on a corporation's AMT income (computed without regard to the alternative tax net operating loss deduction) at a rate of $12 per $10,000 (0.12%) of AMT income in excess of $2,000,000. The tax is imposed for taxable years beginning after December 31, 1986 and before January 1, 1996, unless extended. The tax will be imposed even if the corporation is not required to pay an AMT because the corporation's regular income tax liability exceeds its minimum tax liability. The Code provides, however, that RICs (such as the Tax-Exempt Funds) are not subject to the Environmental Tax. However, exempt-interest dividends paid by the Tax-Exempt Funds that create alternative minimum taxable income for corporate shareholders (as described above) may subject corporate shareholders of such Funds to the Environmental Tax.

Tax Treatment of Options and Futures Transactions
-------------------------------------------------


     The Tax-Exempt Funds may purchase or sell financial futures contracts and call and put options on financial futures contracts. In general, unless an election is available to a fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as having been sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Funds may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Funds solely to reduce the risk of changes in price or interest rates with respect to its investments.

     A forward foreign exchange contract held by the World Fund that is a
Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The World Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Tax-Exempt Funds' transactions in financial futures contracts or options thereon andthe World Fund's transactions in forward foreign exchange contracts. Under Section 1092, the Tax-Exempt Funds may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in financial futures contracts or options thereon. The World Fund likewise may be required to postpone recognition of losses in connection with its forward foreign exchange contracts.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Tax-Exempt Funds may be restricted in effecting closing transactions within three months after entering into an options or financial futures contract.

Foreign Currency Transactions
-----------------------------

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the World Fund.


     Under the Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U. S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the World Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the World Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the World Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in World Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by the World Fund solely to reduce the risk of currency fluctuations with respect to its investments.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.


     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

     Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.


                             SHAREHOLDER SERVICES
                             --------------------


     Open Account  An open account is established automatically for each new
     ------------
investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

     The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund and to reject any purchase order.

     Policyowners of National Life, Provident Mutual or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

     Stock certificates will be issued upon written request and without charge.

     Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

     Automated Clearing House ("ACH")  The ACH Network expedites the transfer of
     --------------------------------
monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.





     Distribution Options  Shareholders of the Funds may elect to reinvest
     --------------------
automatically their income dividends and any capital gains distributions in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

     Automatic Investment Plan  See the Prospectus for information and an
     -------------------------
application.  The minimum initial investment and subsequent investment is $50.

     Telephone Investment Service  See the Prospectus for information and an
     ----------------------------
application.

  Check Writing Service (Bond, Government Securities, Short-Intermediate
  ----------------------------------------------------------------------
Government,  Treasury, Tax-Free Income, New York and Pennsylvania Funds)  A
-----------------------------------------------------------------------
special feature of the Class A shares of these Funds is the Check Writing privilege available through IFTC. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by IFTC. These checks may be made payable in any amount not less than $500, except for the Treasury Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If a dividend or capital gains distribution is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend or distribution, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

     There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.


     Exchange Privilege  Any shareholder may redeem an investment, in whole or
     ------------------
in part, at any time and simultaneously use the proceeds to purchase the same class of shares of another of the Funds, without paying an additional sales charge, provided the shares to be redeemed have been registered in the shareholder's name, the shares being exchanged have been in the account for a minimum of 15 days (90 days, in the case of funds of less than $1 million initially invested in the Short-Intermediate Government Fund or exchanged into such Fund from funds initially invested in the Treasury Fund), and the minimum initial purchase requirement of the Fund to be purchased is met. This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity in the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

     An exchange is a taxable transaction for income tax purposes and any gain or loss realized is recognizable for such purposes.


     Reinstatement Privilege  Shareholders who have redeemed all or part of
     -----------------------
their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short-Intermediate Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short-Intermediate Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested.


     If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

                         TAX-DEFERRED RETIREMENT PLANS


     IRAs Section 408 of the Code permits certain taxpayers having earned income to deduct up to $2,000 per year for contributions to an IRA. Consultation with an attorney or qualified tax advisor is recommended. All dividends and distributions are reinvested in additional shares at the net asset value. Distribution may begin at age 59 1/2 and must begin by April 1st of the year following the year in which you reach age 70 1/2. If distribution, other than for death or disability, is made from the account before age 59 1/2, the amount of a distribution is subject to a penalty tax, as is failure to commence distribution as previously discussed. Distributions received are subject to ordinary income tax.

     To establish an IRA, you may request American Guaranty & Trust Company ("AG&T"), a Delaware trust company which is an affiliate of the Advisor, to act as Custodian and to purchase shares of the Funds. This may be done by using Internal Revenue Service Form 5305-A as adapted for this purpose, available from SFSC. Shares of the Company also may be purchased under other IRA's which qualify under Section 408 of the Code.


     An IRA may be established with an initial contribution of $1,000. Subsequent contributions may be made in amounts of $50 or more. The Custodian's basic annual fee per participant account is $15 which can be paid in cash or will be deducted from the account.

     Prototype Pension and Profit-Sharing Plans for Corporations  Corporations
     -----------------------------------------------------------
and associations taxable as corporations may establish retirement plans which qualify for special tax treatment under Section 401(a) of the Code. The employer adopting such Prototype Plans names the trustees. Consultation with an attorney regarding these plans is recommended.

     Retirement Plan for Employees of Educational and Charitable Organizations
     -------------------------------------------------------------------------
The Employee Retirement Income Security Act of 1974 permits an employee of a public school system or certain types of charitable organizations to enter into a deferred compensation arrangement, in accordance with Section 403(b) of the Code. To fund this arrangement mutual fund shares may be held in a custodial account. For those employees who wish to purchase shares of the Company in conjunction with such an arrangement, SFSC offers a Custodial Agreement with services furnished by AG&T and its agent, Sentinel Service. These entities in the aggregate receive an annual fee of $15.00 per participant account which can be paid in cash or deducted from the account. Sentinel Service, acting as agent in performing certain administrative functions, will receive from AG&T $12 of the $15 annual fee. The minimum initial investment must be at least $50 for each member of the group, and subsequent contributions for each group member must be made in amounts of $50 or more. Dividends and distributions automatically are reinvested. For further details, including tax consequences and redemption information, see the Custodial Agreement and related information available through SFSC.


           TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION


     Each of the Funds (except the Treasury Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total return for each of the Funds for the one, five and ten year periods ended November 30, 1995 were:

                      Average Annual Total Return for the
                      -----------------------------------


                        One Year Ended         Five Years Ended       Ten Years Ended
                        November 30, 1995      November 30, 1995      November 30, 1995
                        ------------------     ------------------     ------------------
Common Stock Fund             26.18%                 13.75%                  13.03%
Balanced Fund                 18.20%                 10.53%                  10.44%
Growth Fund                   18.62%                  9.03%                   9.52%

Emerging
Growth Fund                          6.54%                  5.24%(1)                 N/A

World Fund                           4.71%                 13.12%(1)                 N/A

Bond Fund                           12.81%                  9.07%                   9.13%

Government
Securities Fund                     12.02%                  7.85%                   7.67%(2)

Short-Intermediate
Government Fund                      5.25%(3)                N/A                     N/A

Tax-Free Income Fund                10.20%                  7.25%                   7.64%(4)

New York Fund                        2.68%(5)                N/A                     N/A

Pennsylvania Fund                    9.00                   6.30%                   6.36%(6)



(1) For the period from March 1, 1993 (commencement of operations) through November 30, 1995.


(2) For the period from September 2, 1986, when Sentinel Government Securities Fund commenced operations, through November 30, 1995.


(3) For the period from March 24, 1995 (commencement of operations) through November 30, 1995.


(4) For the period from October 1, 1990, when Sentinel Tax-Free Income Fund commenced operations, through November 30, 1995.


(5) For the period from March 27, 1995 (commencement of operations) through November 30, 1995.


(6) For the period from October 14, 1986 (commencement of operations) through November 30, 1995.


     The above amounts were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price) was deducted (except for the Short-Intermediate Government, where the maximum sales load is 1.0% of the public offering price). It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

     Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.

     On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Aggregate Bond Index.


     The Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short-Intermediate Government Funds' annualized yields for the 30-day period ended November 30, 1995 were 5.79%, 4.07%, 4.20%, 3.75%, 4.75% and 5.94%, respectively. The average daily number of shares outstanding during the period that were eligible to receive dividends were 16,781,554, 8,109,471, 2,607,725, 459,595, 10,437,064 and 2,702,350 respectively. Income was computed by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


     These Funds may also show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short-Intermediate Government Funds as of November 30, 1995 were 6.09%, 4.29%, 4.42%, 3.95%, 5.00%, and
6.00%, respectively. In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is described in the Prospectus. As of November 30, 1995, the tax-equivalent yield of the Tax-Free Income Fund was 6.70%, the tax-equivalent yield of the Pennsylvania Fund was 7.10%, and the tax-equivalent
yield of the New York Fund was 6.98%.   For purposes of the above tax-equivalent
yield calculations the assumed federal tax rate is 36%.

     The Treasury Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Treasury Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

     The yield quoted should not be considered a representation of the yield of the Treasury Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Treasury Fund and changes in interest rates on such investments, but also on changes in the Treasury Fund's expenses during the period.

     Yield information may be useful in reviewing the performance of the Treasury Fund and for providing a basis for comparison with other investment alternatives. However, the Treasury Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.










                              GENERAL INFORMATION


     Copies of the Articles of Incorporation and the By-Laws of the Company, the Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by IFTC or in a central depository system in the name of Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 as the Funds' Custodian. IFTC is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, VT 05601-1499.


     The independent accountants for the Funds are Price Waterhouse LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.


     Counsel for the Funds is Brown & Wood, One World Trade Center, New York, New York 10048-0557.


                             FINANCIAL STATEMENTS


     Audited financial statements for the Company and for the Pennsylvania Fund are incorporated by reference to the Funds' 1995 Annual Report to Shareholders.

                                  APPENDIX A

     Description of Bond Ratings -
     ---------------------------


     Moody's describes its ratings for corporate and municipal bonds as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as `gilt edge'. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues often are in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Rating Requirements: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.


     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard and Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.


     The ratings are based, in varying degrees, on the following considerations:


     I. - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


     II - Nature of and provisions of the obligation;


     III - Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy or other laws affecting creditors' rights.


     Standard & Poor's describes its ratings for corporate and municipal bonds as follows:

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only to a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than are bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher- rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC - Debt rated CCC has a currently identifiable vulnerability to default,
                                ---------
and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be
                                                          -------------------
used to cover a situation where a bankruptcy petition has been filed, but debt
------------------------------------------------------------------------------
service payments are continued.
------------------------------


     CI - The rating CI is reserved to income bonds on which no interest is being paid.


     D - Debt rated D is in default. The D rating category is also used when interest payments or principal repayments are expected to be in default at the payment date, and payment of interest and/or repayment of principal is in arrears. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     NR - Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Indicates that continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     Provisional Ratings - The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other
    ---------------------                   ---
standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                  APPENDIX B



Economic Conditions in New York


     The information set forth below is derived from the official statements prepared in connection with the issuance of New York Obligations and other sources that are generally available to investors. The following information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other conditions of New York City (the "City ") or New York State (the "State " or "New York "). The New York Fund has not independently verified this information.


    In recent years, the State, some of its agencies, instrumentalities, and public authorities and certain of its municipalities have faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Obligations in which the New York Fund invests.


NEW YORK CITY


     General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. However, after noticeable improvements in the City's economy during the calendar year 1994, the City's current four-year financial plan assumes that economic growth will slow in calendar years 1995 and 1996 with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property taxes from those forecasted.


     For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent fiscal years in order to maintain balanced operating results. For the City's 1995 fiscal year, the City adopted a budget which halted the trend in recent years of substantial increases in City spending from one year to the next. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.


     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.


     Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $11 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.


     1996-1999 Financial Plan. On November 29, 1995, the City published the City Financial Plan for the 1996 through 1999 fiscal years, which is a proposed modification to the City Financial Plan submitted by the City to the New York State Financial Control Board (the "Control Board") on July 11, 1995 (the "July Financial Plan"). The July Financial Plan set forth proposed actions by the City including spending reductions for its Medicaid and welfare programs, City agency spending reductions, additional State and federal aid, revenue initiatives and labor, pension and debt service savings to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year (July 1, 1995-June 30, 1996). The City Financial Plan published on November 29, 1995 takes into account actual receipts and expenditures and changes in forecast revenues and expenditures since the July Financial Plan and projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. Changes to the July Financial Plan made in the City Financial Plan for the 1996 fiscal year include actions to offset increases in projected City expenditures and an increase in the City's General Reserve. The additional gap closing measures for the 1996 fiscal year include additional expenditure reductions and debt service savings. The City Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $1.4 billion, $2.3 billion and $2.7 billion for the 1997 through 1999 fiscal years, respectively, after successful implementation of the gap-closing program for the 1996 fiscal year.


     The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, employment growth, wage increases for City employees consistent with those assumed in the City Financial Plan, continuation of interest earnings assumptions for pension fund assets, the ability of the City's hospital and education entities to maintain balanced budgets, provision of State and federal aid and mandate relief, the impact of proposed federal and State welfare reforms on City revenues and adoption of the budget by the City Council in substantially the form submitted by the Mayor.


     The City Financial Plan is also subject to the ability of the City to implement the expenditure reductions and to obtain the savings outlined in the City Financial Plan. In addition, the City may incur expenditures which exceed those projected in the City Financial Plan. There can be no assurance that additional gap-closing measures will not be required to enable the City to achieve a balanced budget in a particular fiscal year. Certain of the proposed actions are subject to negotiation with the City's municipal unions. Various other actions proposed for the 1997 through 1999 fiscal years are subject to approval by the Governor and the State Legislature and the proposed reductions in spending for entitlement programs may be subject to legal challenge.


     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1995-1996 fiscal year or subsequent fiscal years, such developments could result in reductions in anticipated State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such reductions or delays.


     The City's financial plans have been the subject of extensive public comment and criticism. On December 14, 1995 the City Comptroller issued a report stating that the City Financial Plan includes budget risks of up to $989 million for the 1996 fiscal year. The City Comptroller's report also identified budget risks of $2.3 billion, $3.3 billion and $3.7 billion for the City's 1997, 1998 and 1999 fiscal years, respectively, not including the impact of probable State and federal reductions in aid, the extent of which are currently unknown. On December 14, 1995, the Control Board issued a report on the City Financial Plan which identified budget risks of $509 million, $1.9 billion, $2.8 billion and $3.1 billion for the 1996 through 1999 fiscal years, respectively. On December 21, 1995, the Office of the State Deputy Comptroller of New York (OSDC) issued a report which reviewed the City Financial Plan and concluded that a budget gap of $239 million and potential budget risks of $755 million exist for the 1996 fiscal year. The OSDC report stated that projected budget gaps could exceed $2 billion in the 1997 fiscal year and approach $3.5 billion in the 1999 fiscal year. It is reasonable to expect that such reports will continue to be issued and to engender public comment.


Ratings. As of November 2, 1995, Moody's rated the City's outstanding general obligation bonds "Baal", Standard & Poor's rated such bonds "BBB+" and Fitch Investors Service, Inc. ("Fitch") rated such bonds "A-". On July 10, 1995, Standard and Poor's revised downwards its ratings on outstanding general obligation bonds of the City from " A-" to " BBB+. Standard & Poor's stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.


     Outstanding Indebtedness. As of September 30, 1995 the City had approximately $24.2 billion of long-term debt and as of June 30, 1994, the New York City Municipal Water Finance Authority (the "Water Authority") has approximately $5.6 billion of net long-term debt.


     Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City's current efforts are directed toward protection of the watershed area. The City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, relating to such matters as land use and sewage treatment, will preserve the high quality of water in the upstate water supply system and prevent the need for filtration. The U.S. Environmental Protection Agency has granted the City a waiver of filtration regulations through 1996. If filtration of the City's water supply is ultimately required, the capital expenditure required could be between $4 billion and $5 billion. Such an expenditure could cause significant increases in City water and sewer charges.


    Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1995, the City estimated its potential future liability on account of all outstanding claims to be approximately $2.5 billion.


NEW YORK STATE


Current Economic Outlook. The national economy began to expand in 1991 and has added over 7 million jobs since early 1992. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.


     The State expected New York's economy to continue to expand modestly during 1995, but there was expected to be a pronounced slow-down during the course of the year. On an average annual basis, employment growth was expected to be about the same as 1994. Both personal income and wages were expected to record moderate gains in 1995. The annual rates of job growth and growth in personal income and wages are expected to slow gradually during 1996.


    State Financial Plan for the 1995-1996 Fiscal Year. The State's budget for its 19951996 fiscal year (April 1, 1995-March 31, 1996) was enacted by the State Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the State Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.
The 1995-1996 fiscal year budget includes a planned three-year 20% reduction in the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations. On June 20, 1995, the State published the State Financial Plan for the 1995-1996 fiscal year based on the enacted 1995-1996 budget and issued its first and second quarterly updates of the State Financial Plan in July and October 1995, respectively (the "State Financial Plan").


     The State Financial Plan projects a General Fund balanced on a cash basis with total projected receipts of $32.788 billion and total projected disbursements of $32.774 billion. The State Financial Plan includes gap-closing actions to offset a previously projected budget gap of $5 billion, the largest in the State's history. Such gap-closing actions include, among others, substantial reductions in social and medical entitlement programs, reductions in State services and capital programs and increased lottery revenues. There can be no assurance that additional gap-closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1995-1996 fiscal year.


     On December 15, 1995, the Governor released the Executive Budget for the State's 1996-1997 fiscal year (the "Executive Budget") which the State Legislature must enact and the Governor must sign in order to become law. The Executive Budget projects balance on a cash basis but identifies a potential budget gap of approximately $3.9 billion due primarily to the effect of current and prior year tax reductions and the use of nonrecurring revenues in the 1995-1996 State Financial Plan. Proposed gap-closing actions in the Executive Budget include cost containment and spending reductions in State Medicaid, welfare, health, mental health and education programs. The Executive Budget also anticipates a significant increase in federal aid to the State related to changes in the Medicaid program that are expected to be enacted by Congress and approved by the President. There can be no assurance that the Executive Budget be will enacted as proposed, the cost containment and spending reduction programs can be implemented as proposed or the anticipated increase in federal aid will materialize as expected.

     The State Financial Plan and the Executive Budget are based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1995-1996 and 1996-1997 fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


     Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at required levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budget balances in the then current or future fiscal years.


     The State Financial Plan contains actions that provide nonrecurring resources or savings as well as actions that impose baseline losses of receipts. The Division of the Budget estimates the net amount of nonrecurring resources used in the State Financial Plan to be at least $600 million. In addition to these nonrecurring actions, the adoption of the three-year 20% reduction in the State's personal income tax in combination with business tax reductions enacted in 1994 will reduce State tax receipts by as much as $5.5 billion by the 1997-1998 fiscal year.


     Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the federal level but not included in the State's current economic forecast would (if enacted) have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.


     The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in the 1995-1996 fiscal year. The State expects to issue $248 million in general obligations bonds (including $70 million for purposes of redeeming outstanding Bond Anticipation Notes ("BANs")), $186 million in general obligation commercial paper and up to $47 million in certificates of participation during the State's 1995-1996 fiscal year for equipment purchases. Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.7 billion. Additionally, the Local Government Assistance Corporation ("LGAC") issued net proceeds of $529 million during the State's 1995-1996 fiscal year.


     1994-1995 Fiscal Year. In July, 1995, the State Comptroller issued its audit of the State's 1994-1995 fiscal year prepared in accordance with generally accepted auditing standards. The State completed its 1994-1995 fiscal year with a General Fund operating deficit of $1.426 billion, as compared with an operating surplus of $914 million for the previous fiscal year. The 1994-1995 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year and the adoption of changes in accounting methodologies by the State
Comptroller.

     Local Government Assistance Corporation. In 1990, as part of a state fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC has issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.


     Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the FULL faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.


     As of March 31, 1995, the total amount of outstanding general obligation debt was approximately $5.181 billion, including $149 million in BANs; the total amount of moral obligation debt was approximately $7.01 billion; and $17.98 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.


     Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, the latest data available, there were 18 public authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of these 18 public authorities was $70.3 billion.
The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected, if any of its public authorities were to default in their respective obligations.


     Ratings. Currently, Moody's, Standard & Poor's and Fitch rate New York State's outstanding general obligation bonds " A ", " A - " and " A + ", respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the New York State Obligations in which the New York Fund invests.


     Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal laws.


     Several cases challenge the rationality and the retroactive application of State regulations recalibrating nursing home Medicaid rates. In 1994, the New York Court of Appeals held invalid the State Department of Health's retroactive application to rate years 1989 through 1991 of the nursing home Medicaid reimbursements rate recalibration adjustment. A case challenging the new recalibration regulations for rate years commencing 1992 is pending.


     In Trustees of and The Pension, Hospitalization Benefit Plan of the Electrical Industry, et al., v. Cuomo, et al., commenced November 25, 1992 in the United States District Court for the Eastern District of New York, plaintiff employee welfare benefit plans seek a declaratory judgment nullifying on the ground of Federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans. By order and stipulation of the District Court dated September 21, 1995, the action has been discontinued.


     In Music, Cigarette & Amusement Association, Inc., et al. v. Lynch, et al. (Supreme Court, Kings County, commenced August 1995) and Trump v. Perlee, et al. (Supreme Court, New York County, commenced August 1995), petitioners challenge as unconstitutional and seek to enjoin "Quick Draw," a game of the State Division of the Lottery. Petitioners contend that Section 94-a through 94-g of Ch. 2 L. 1995, which authorize "Quick Draw," violate Article I (S)9 of the State Constitution. This constitutional provision bars gambling but allows lotteries operated by the State. Petitioners contend that "Quick Draw" is not a lottery as contemplated by Article 1 (S)9.


In McCall, et al. v. State of New York, et al., commenced July 5, 1995 (Supreme Court, Albany County), an action for a declaratory judgment and injunctive relief, plaintiffs (including the State Comptroller) contend that certain provisions of Ch. 119 L. 1995 are unconstitutional. Ch. 119 L. 1995 provides enhanced supplemental pension allowances for members of the State and local retirement systems. Plaintiffs contend that Section 13 of Ch. 119 L. 1995, which provides that money in a Supplemental Reserve Fund shall be used as a credit in the State's 1995-96 fiscal year against prior State and local pension contributions, violates Article V (S)7 of the State Constitution. This constitutional provision bars the diminishment or impairment of benefits of membership in the retirement systems.


     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. The State believes that the State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-1996 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced State Financial
Plan.


     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-1996 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-1996 fiscal year.


     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

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


                                  APPENDIX C


Economic Conditions in Pennsylvania


     The information set forth below is derived from official statements prepared in connection with the issuance of bonds and notes of the Commonwealth of Pennsylvania (the "Commonwealth") and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth or of local government units located in the Commonwealth. The Fund has not independently verified this information.


     Because the Fund invests at least 80% of its assets in Pennsylvania Obligations, its net asset value is particularly sensitive to changes in the economic condition and governmental policies of the Commonwealth. For example, the economic condition of a significant industry within Pennsylvania may have a corresponding effect on specific issuers within Pennsylvania or on anticipated revenue to the Commonwealth.


     Many factors affect the financial condition of the Commonwealth and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.


     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.


     Financial conditions during the fiscal years 1990 through 1994 were distinguished by slow economic growth and a rapid expansion of the costs of certain governmental programs that together produced a significant stress on the Commonwealth's budget. This period was marked by public health and welfare costs growing at a rate double the growth rate for all state expenditures. During this period, public health and welfare costs rose by an average annual rate of 9.4% while tax revenues were growing at an average annual rate of 5.8%. Consequently, spending on other budget programs was restrained to a growth rate of 4.7% and sources of revenues other than taxes (including transfers from other Commonwealth funds and hospital and nursing home pooling of contributions to use as federal matching funds) became larger components of fund revenues.


     Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. The fiscal 1995 unappropriated surplus (prior to reserves for transfer to the Tax Stabilization Fund) was $540 million, an increase of $204.2 million over the fiscal 1994 unappropriated surplus (prior to transfers). Commonwealth revenues totalled $16,224.6 million, $459.4 million (2.9%) above the estimate of revenues used at the time the budget was enacted. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. Expenditures from Commonwealth revenues (excluding pooled financing expenditures), including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totalled $15,674 million, representing an increase of 5% over spending during fiscal 1994.

     The enacted fiscal 1996 budget provides for expenditures from Commonwealth revenues of $16,161.7 million, a 2.7% increase over total appropriations from Commonwealth revenues in fiscal 1995. The fiscal 1996 budget is based on anticipated Commonwealth revenues, net of enacted tax changes but prior to tax refunds, of $16.27 billion, an increase over actual fiscal 1995 Commonwealth revenues of .3%. Excluding the estimated effects of the tax changes enacted in 1994 and 1995, Commonwealth revenues for fiscal 1996 are estimated to increase by approximately 2.9%. Tax changes (reductions) enacted with the fiscal 1996 budget totalled $282.9 million, representing an approximate 1.7% of base revenues. The largest dollar value changes were in the corporate net income tax where the scheduled 1997 reduction of the tax rate to 9.99% was accelerated to the 1995 tax year; a double weighing was provided for the sales factor of the corporate net income tax apportionment calculation; and the maximum allowance for the net operating loss deduction was increased from $500,000 to $1 million. The fiscal 1996 cost of these corporate net income tax changes is estimated to be $210.8 million. Other major components of the tax reduction include a $12.1 million decrease for the capital stock and franchise tax from an increase in the exemption amount; $24.7 million from the repeal of the tax on annuities; and $27.9 million from an acceleration of the scheduled phase-out of the inheritance tax on transfers of certain property to a surviving spouse. A 90 day amnesty program was also authorized in the tax bill and will be available to taxpayers from mid-October 1995 through mid-January 1996.


     Pennsylvania has historically been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.


     Nonagricultural employment in the Commonwealth declined by 5.1% during the recessionary period from 1980 to 1983. In 1984, the declining trend was reversed as employment grew by 2.9% over 1983 levels. From 1983 to 1990, Commonwealth employment continued to grow each year, increasing an additional 14.3%. For the last three years, employment in the Commonwealth has increased 2.0%. The unemployment rate in Pennsylvania as of October, 1995 stood at a seasonally adjusted rate of 5.1%. The seasonally adjusted national unemployment rate for October, 1995 was 5.5%.


     The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.


     Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1995, the Commonwealth had $5,045 million of general obligation debt outstanding.


     Other state-related obligations include "moral obligations". Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.


     Certain state-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. In addition, the Commonwealth maintains pension plans covering state employees, public school employees and employees of certain state-related organizations. For their fiscal years ended in 1994 the State Employees' Retirement System had a $249 million surplus and the Public School Employees' Retirement System had a total unfunded actuarial accrued liability of $3,797 million.


     The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June, 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 17, 1995, as modified in July, 1995.


     To date, PICA has issued $1.42 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain general obligation bonds, funding of capital projects and the liquidation of the cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of Philadelphia as of June 30, 1994 reflects a surplus of approximately $15.4 million, up from approximately $3 million as of June 30, 1993. Preliminary unaudited financial statements as of June 30, 1995 projected a surplus approximating $59.6 million and published news accounts indicate that the official surplus was $80.5 million.


     There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending, some of which, if decided adversely to the Commonwealth, could have a material adverse impact on governmental operations.

                                    PART C


                               Other Information



Item 24   Financial Statements and Exhibits

     (a)  Financial Statements:
          --------------------

          Included in Part A:

          - Selected Per Data and Ratios for the ten years ended November 30,
            1995


            INCORPORATED BY REFERENCE in Part B:

          - Selected Per Share Data and Ratios for the five years ended November 30, 1995*

          - Statement of Assets and Liabilities at November 30, 1995*

          - Statement of Operations for the year ended November 30, 1995*

          - Statement of Changes in Net Assets for the years ended November 30, 1995 and 1994*

          - Notes to Financial Statements*

          - Report of Independent Accountants*



* Incorporated by reference to the Registrant's 1995 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended November 30, 1995 pursuant to Rule 30b2-1 under the Investment Company Act 1940, as amended ("1940 ACT").


     (b)  Exhibits:
          --------


          1.     Amended and Restated Articles of Incorporation of the
                 Registrant.

          2.     By-Laws of the Registrant, as amended.(1)
          3.     None.

          4.(a) Portion of the Articles of Incorporation and the By-Laws of the Registrant defining the rights of holders of Class A and Class B shares of each Fund as series of the Registrant.(2)

            (b)  Form of Stock Certificate.(1)
          5. Investment Advisory Agreement between the Registrant and Sentinel Advisors Company (the "Advisor"), dated as of March 1, 1993.(3)
          6. Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of March 1, 1993.(3)
          7.     None.
          8. Custody Agreement between the Registrant and Investors Fiduciary Trust Company ("IFTC"), dated December 1, 1989.(1)
          9.(a) Dividend Paying Agent Agreement between the Registrant and IFTC, dated December 1, 1989.(1)
            (b) Service Agreement between Sentinel Administrative Service Corporation and IFTC, dated December 1, 1989.(1)

            (c) Administrative Services Agreement between Sentinel Administrative Service

                    Corporation and IFTC, dated December 1, 1989.(1)
               (d) Fund Services Agreement between the Registrant and Sentinel Administrative Services Company ("SASC"), dated as of March 1, 1993.(3)

          10.       Opinion of Brown & Wood, counsel to the Registrant.

          11. Consent of Price Waterhouse LLP, independent accountants for the Registrant.
          12.       None.
          13.       None.
          14.  (a)  Master Form of Keogh Plan.(1)
               (b)  Master Form of IRA.(1)
               (c)  Master Form of Prototype Pension Plan.(1)
               (d)  Master Form of Prototype Profit Sharing Plan.(1)
               (e)  Master Form of 403(b) Plan.(1)

          15. (a) Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(1)
               (b) Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.
          16. Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.(1)

          17.       Financial Data Schedules.
          18.       Plan pursuant to Rule 18f-3 under the 1940 Act.

_________________________
(1) Incorporated by reference to the Exhibit of the same number to Post-Effective Amendments No. 54, 55, 56, 57, and 58 of the Registrant on Form N-1 and Post-Effective Amendments No. 61, 62, 63, 64, 67, 68, 71 and 72 of the Registrant on form N-1A.
(2) Reference is made to Articles Fifth, Sixth, Seventh and Eighth of the Registrant's Articles of Incorporation, previously filed as Exhibit 1 to the Registration Statement; and to Paragraphs 4 through 12, 35 through 39, 43 through 45, 50 and 52 through 54 of the Registrant's By-Laws, previously filed as Exhibit 2 to the Registration Statement.
(3) Incorporated by reference to Exhibits 4, 6(b), 7(b), 13(b) and 13(g) to the Registration Statement of the Registrant on Form N-14, File No. 33-55000.

(4) Incorporated by reference to Appendix I to the Prospectus contained in the Registration Statement of the Registration on Form N-14 filed with the Commission on January 6, 1995, File No. 33-88326.


Item 25.  Persons Controlled by or under Common Control With The
          Registrant.

          None.

Item 26.  Number of Holders of Securities


                                                       Number of Record Holders
          Title of Class                               as of December 29, 1995
          --------------                               ------------------------
          Sentinel Emerging Growth Fund                          11,624
          Sentinel Growth Fund                                    6,623
          Sentinel World Fund                                     4,168
          Sentinel Common Stock Fund                             44,722
          Sentinel Balanced Fund                                 13,742
          Sentinel Bond Fund                                      4,000
          Sentinel New York Tax-Free Income Fund                    101
          Sentinel Tax-Free Income Fund                           3,000
          Sentinel Government Securities Fund                       973
          Sentinel Short-Intermediate Government Fund             4,607
          Sentinel U.S. Treasury Money Market Fund                1,290



Item 27.  Indemnification

          See paragraphs 3, 4, 5 and 6 of Article SEVENTH of the Articles of Amendment to the Registrant's Articles of Incorporation, incorporated by reference to Exhibit 1(c) to this Registration Statement.

          The existing Advisory Agreement (Exhibit 5(b) hereof) provides that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

          In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.


          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.



Item 28.  Business and Other Connections of the Investment Adviser

          Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.

          Partners of the Advisor
          -----------------------
          Sentinel Management Co. -  Managing General Partner
          Sentinel Advisors, Inc. -  General Partner

          Provident Mutual Management Co., Inc. - General Partner

          HTK of Delaware, Inc. - General Partner

          Officers of the Advisor
          -----------------------

          Keniston P. Merrill, Chief Executive Officer

          Rodney A. Buck, Senior Vice President

          Richard D. Temple, Vice President

          David M. Brownlee, Vice President

          Robert L. Lee, Vice President




          Kenneth J. Hart, Vice President

          Richard A. Pender, Vice President

          Bruce R. Bottamini, Vice President

          Dean R. Howe, Vice President and Treasurer

          Lisa M. Pettrey, Secretary

          Each of the above officers, except for Mr. Merrill, is also an officer or employee of National Life Insurance Company or its subsidiary, National Life Investment Management Company, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.

Item 29.   Principal Underwriters

     (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

     (b)   As to each officer of SFSC:


                                                         Positions and
Name and Principal           Positions and Offices       Offices with
Business Address                   with SFSC             the Registrant
------------------           ---------------------       --------------

Joseph M. Rob                Chief Executive Officer     President

Jeffrey R. Lauterbach        President and Chief         None
                             Operating Officer

John M. Grab, Jr.            Senior Vice President       Vice President
                             and Chief Financial
                             Officer

Douglas G. Newman            Vice President              None

Julie A. Hendrickson         Vice President              None

Brian K. Martin              Treasurer                   None


     The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

     (c)   Not applicable


Item 30.   Location of Accounts and Records

     The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

     (a)   Sentinel Administrative Service Company
           National Life Drive
           Montpelier, Vermont 05604
           Rule 31a-1(a)
           Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
           Rule 31a-2(a)(b)(c)(f)

     (b)  Sentinel Advisors Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)(9)(10)(11)
          Rule 31a-1(d)(f)
          Rule 31a-2(a)(c)(f)

     (c)  Sentinel Financial Services Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(d)
          Rule 31a-2(c)


Item 31.  Management Services

          Not applicable.


Item 32.  Undertakings

          Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 19th day of January, 1996.


                          SENTINEL GROUP FUNDS, INC.
                                 (Registrant)


                          By: /s/ Keniston P. Merrill
                             ---------------------------
                              Keniston P. Merrill
                              Chairman


     As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the dates indicated.


Signature                          Title                      Date
---------                          -----                      ----
/s/ Keniston P. Merrill            Chairman                   January 19, 1996
-----------------------
Keniston P. Merrill                (Chief Executive
                                   Officer)

Richard J. Borda*                  Director
-----------------
Richard J. Borda


Kalman J. Cohen*                   Director
---------------
Kalman J. Cohen


Richard D. Farman*                 Director
------------------
Richard D. Farman


John D. Feerick*
----------------                   Director
John D. Feerick


Richard I. Johannesen, Jr.*        Director
--------------------------
Richard I. Johannesen, Jr.


Robert B. Mathias*                 Director
------------------
Robert B. Mathias

Signature                     Title                        Date
---------                     -----                        ----
Deborah G. Miller*            Director
------------------
Deborah G. Miller


Stanley R. Reber*             Director
-----------------
Stanley R. Reber


Susan M. Sterne*
----------------
Susan M. Sterne               Director


/s/ John M. Grab, Jr.         Vice President               January 19, 1996
---------------------
John M. Grab, Jr.             and Principal Financial
                              and Accounting Officer


*By /s/ Keniston P. Merrill                                January 19, 1996
    -----------------------
        Keniston P. Merrill,
        Attorney-in-Fact

                          SENTINEL GROUP FUNDS, INC.

                               Power of Attorney
                               -----------------


     I, Deborah G. Miller, hereby authorize Keniston P. Merrill or Joseph M. Rob, or either of them, as attorney-in-fact, to sign on my behalf, individually and in my capacity as a Director of Sentinel Group Funds, Inc. (the "Company"), the Company's Registration Statement on Form N-1A (including any post-effective amendments thereto), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Dated: January 19, 1996

                                                  /s/ Deborah G. Miller
                                                  ---------------------
                                                    Deborah G. Miller

                          SENTINEL GROUP FUNDS, INC.

                               Power of Attorney
                               -----------------

     I, Stanley R. Reber, hereby authorize Keniston P. Merrill or Joseph M. Rob, or either of them, as attorney-in-fact, to sign on my behalf, individually and in my capacity as a Director of Sentinel Group Funds, Inc. (the "Fund"), the Fund's Registration Statement on Form N-1A (including any post-effective amendments thereto), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


Dated: January 19, 1996


                                             /s/ Stanley R. Reber
                                             -------------------------------
                                             Stanley R. Reber

                              Exhibit Index

Exhibit
Number
------

  1            Amended and Restated Articles of Incorporation of the Registrant

10             Opinion of Brown & Wood, counsel to the Registrant

11 Consent of Price Waterhouse LLP, independent accountants to the Registrant

15(b)          Class B Distribution Plan pursuant to Rule 12b-1 under the 1940
               Act

17             Financial Data Schedules

18             Plan pursuant to Rule 18f-3 under the 1940 Act